-------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

                             Preliminary Termsheet
                                [$239,623,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-8AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-8AR
                             Group 1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/
-----------------------------------------------------------------
0000914121-06-000636.txt
------------------------

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

-------------------------------------------------------------------------------


                         [$239,623,000] (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-8AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-8AR
                             Group 1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)


                                                       Transaction Highlights
                                                       ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Modified Duration
Offered                                                        Expected Ratings             Avg Life to        To Call(1)(2)(3) /
Classes              Description            Balance(4)            S&P / Moody's       Call(1)(2)/Mty(2)                Mty (2)(3)
====================================================================================================================================
1-A-1                     Floater        [$56,184,000]                  AAA/Aaa             2.39 / 2.63               2.13 / 2.28
------------------------------------------------------------------------------------------------------------------------------------
1-A-2                     Floater       [$100,136,000]                  AAA/Aaa             1.00 / 1.00               0.96 / 0.96
------------------------------------------------------------------------------------------------------------------------------------
1-A-3                     Floater        [$45,048,000]                  AAA/Aaa             3.50 / 3.50               3.15 / 3.15
------------------------------------------------------------------------------------------------------------------------------------
1-A-4                     Floater        [$23,370,000]                  AAA/Aaa             6.21 / 7.91               5.22 / 6.29
------------------------------------------------------------------------------------------------------------------------------------
1-M-1                     Floater         [$3,026,000]                  AA+/Aa1              4.43/ 4.85               3.87 / 4.13
------------------------------------------------------------------------------------------------------------------------------------
1-M-2                     Floater         [$3,147,000]                  AA+/Aa2             4.41 / 4.79               3.85 / 4.09
------------------------------------------------------------------------------------------------------------------------------------
1-M-3                     Floater         [$1,694,000]                  AA+/Aa3             4.41 / 4.74               3.84 / 4.06
------------------------------------------------------------------------------------------------------------------------------------
1-M-4                     Floater         [$1,694,000]                    AA/A1             4.41 / 4.69               3.84 / 4.03
------------------------------------------------------------------------------------------------------------------------------------
1-M-5                     Floater         [$1,210,000]                   AA-/A2             4.39 / 4.62               3.82 / 3.97
------------------------------------------------------------------------------------------------------------------------------------
1-M-6                     Floater         [$1,210,000]                    A+/A3             4.38 / 4.54               3.80 / 3.91
------------------------------------------------------------------------------------------------------------------------------------
1-B-1                     Floater           [$847,000]                   A/Baa1             4.38 / 4.46               3.76 / 3.81
------------------------------------------------------------------------------------------------------------------------------------
1-B-2                     Floater           [$847,000]                  A-/Baa2             4.35 / 4.36               3.72 / 3.72
------------------------------------------------------------------------------------------------------------------------------------
1-B-3                     Floater         [$1,210,000]                BBB+/Baa3             4.15 / 4.15               3.50 / 3.50
------------------------------------------------------------------------------------------------------------------------------------
OC                                                                                                 Not Offered Hereby
--------------
P-1
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                    Initial
Offered                Payment Window To      Subordination
Classes              Call(1)(2) / Mty(2)           Level(5)             Benchmark
==================================================================================
1-A-1                   1 - 77 / 1 - 184              7.15%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-A-2                    1 - 27 / 1 - 27              7.15%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-A-3                  27 - 64 / 27 - 64              7.15%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-A-4                 64 - 77 / 64 - 184              7.15%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-1                 39 - 77 / 39 - 124              5.90%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-2                 38 - 77 / 38 - 118              4.60%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-3                 38 - 77 / 38 - 109              3.90%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-4                 38 - 77 / 38 - 104              3.20%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-5                  37 - 77 / 37 - 97              2.70%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-M-6                  37 - 77 / 37 - 92              2.20%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-B-1                  37 - 77 / 37 - 85              1.85%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-B-2                  37 - 77 / 37 - 79              1.50%           1 Mo. LIBOR
----------------------------------------------------------------------------------
1-B-3                  37 - 72 / 37 - 72              1.00%           1 Mo. LIBOR
----------------------------------------------------------------------------------
OC
--------------
P-1
----------------------------------------------------------------------------------


Notes:
-----
    (1)  Certificates are priced to a 10% Optional Termination or Auction
         Call.
    (2)  Based on the prepayment assumption of 30% CPR.
    (3)  Assumes pricing at par.
    (4)  Bond sizes subject to a variance of plus or minus 10%.
    (5) Subordination Levels are preliminary, subject to final Rating Agency approval and a variance of plus or minus 1.50%.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


Issuing Entity:         Morgan Stanley Mortgage Loan Trust 2006-8AR.

Depositor:              Morgan Stanley Capital I Inc. The offered certificates
                        will be issued under the depositor's registration statement (File No. 333-130684 with the Securities and Exchange Commission).

Sponsor:                Morgan Stanley Mortgage Capital Inc.

Originators:            Morgan Stanley Mortgage Capital Inc., the Sponsor, is
                        expected to be the originator for approximately 71.99%
                        of the Mortgage Loans in Loan Group 1 (the "Group 1
                        Mortgage Loans"). Wachovia Mortgage Corporation is expected to be the originator for approximately 22.96%
                        of the Mortgage Loans in Loan Group 1 (the "Group 1
                        Mortgage Loans"). See Exhibit 2. No other originator is expected to have originated more than 10% of the Group 1 Mortgage Loans by principal balance.

Servicers:              Wachovia Mortgage Corporation is expected to be the
                        initial servicer of approximately 19.22% of the Group
                        1 Mortgage Loans by principal balance. GMAC Mortgage
                        Corporation is expected to be the initial servicer of approximately 79.40% of the Group 1 Mortgage Loans by principal balance. See Exhibit 3. No other servicer is expected to be the direct servicer for more than 10% of the Group 1 Mortgage Loans by principal balance.

Servicing Fee:          The Servicing Fee Rate for the Group 1 Mortgage Loans
                        is expected to be between 0.250% and 0.375%. The weighted average Servicing Fee Rate for the Group 1
                        Mortgage Loans as of the Cut-off Date is expected to be approximately 0.351%.

                        For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians' ongoing (safekeeping and loan file release only) fees.

Expense Fee:            The Expense Fee Rate with respect to each Mortgage
                        Loan and any Distribution Date will be the related
                        Servicing Fee Rate and, if applicable, the interest premium charged by the related lenders for mortgage insurance on LPMI Mortgage Loans.

Servicer Remittance     Generally, the 18th of the month in which the
Date:                   Distribution Date occurs.

Auction
Administrator/
Master Servicer/
Securities              Wells Fargo Bank, National Association.
Administrator:

Trustee:                LaSalle Bank, National Association.

Swap Counterparty:      Morgan Stanley Capital Services Inc.

Managers:               Morgan Stanley (sole lead manager)

Rating Agencies:        The Offered Certificates are expected to be rated by
                        Standard & Poor's and Moody's Investors Service, Inc.

Offered Certificates:   The Group 1 Senior Certificates and the Group 1
                        Subordinate Certificates.

Non Offered             The Class OC Certificates and Class P-1 Certificates.
Certificates:

Senior Certificate      The Group 1 Senior Certificates.
Group:

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

Group 1 Senior        The Class 1-A Certificates.
Certificates:

Class 1-A             The Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4
Certificates:         Certificates.


Class 1-M             The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
Certificates:         Class 1-M-5 and Class 1-M-6 Certificates.

Class 1-B             The Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates.
Certificates:

Group 1 Subordinate   The Class 1-M and Class 1-B Certificates.  These may also
Certificates:         be referred to as the "Aggregate Group I Subordinate
                      Certificates."

Group 1 Certificates: The Group 1 Senior Certificates and Group 1 Subordinate
                      Certificates. These may also be referred to as the "Aggregate Group I Certificates." The Group 1 Certificates and the Class OC Certificates correspond to the Mortgage Loans in Loan Group 1.

LIBOR Certificates:   The Offered Certificates.

Other Certificates:   It is anticipated that other classes of certificates
                      will be issued by the Issuing Entity, including other groups of Senior Certificates(each a "Senior Certificate
                      Group"), and other groups of subordinate certificates
                      (each an "Aggregate Subordinated Certificate Group").
                      There will be no cross collateralization between the Aggregate Group I Certificates and any other classes of certificates.

Expected Closing      May 31, 2006 through DTC and, upon request only, through
Date:                 Euroclear or Clearstream.

Cut-off Date:         May 1, 2006.

Forms and             The Offered Certificates will be issued in book-entry
Denomination:         form and in minimum dollar denominations of $25,000, with
                      an additional increment of $1,000.

CPR: "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment            30% CPR.
Assumption:

Record Date:          For the Offered Certificates and any Distribution
                      Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrued Interest:     The Offered Certificates will settle without accrued
                      interest.

Accrual Period:       The interest accrual period for the Offered Certificates
                      with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                      Date) and ending on the day prior to the current
                      Distribution Date (on an actual/360 day count basis).

Distribution Dates:   The 25th of each month, or if such day is not a business
                      day, on the next business day, beginning in June 2006.

Last Scheduled        The Distribution Date occurring in [June 2036].
Distribution Date:

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

Clean-Up Call:        The terms of the transaction allow for a purchase of
                      the Group 1 Mortgage Loans resulting in the retirement of the Group 1 Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10% or less of aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date (the
                      "Clean-Up Call Date"). The Master Servicer may assign its right to the Clean-Up Call to another party.


Optional Termination Commencing with the first Clean-up Call Date, the of the Trust Fund by Auction Administrator shall solicit bids for the Purchaser or Auction: purchase of the Group 1 Mortgage Loans from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction Administrator receives at least three bids for the Group 1 Mortgage Loans, any related REO Property and any other property related to the Group 1 Mortgage Loans remaining in the trust fund (collective, the "Group 1 Assets"), and one of those bids is at least equal to the Minimum Auction Price, the Auction Administrator shall sell the Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the initial Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Clean-up Call Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                      Commencing with the first Distribution Date following the first Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Mortgage Loans for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property and (c) any unreimbursed servicing advances related to the Group 1 Mortgage Loans.

Minimum Auction       For any Distribution Date on which an auction is being
Price:                held, the sum of (a) 100% of the current aggregate
                      Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to the Group 1 Mortgage Loans in the trust fund being purchased, (c) any unreimbursed servicing advances related to the Group 1 Mortgage Loans
                      (d) any expenses incurred by the Auction Administrator relating to the Auction process and (e) any Swap
                      Termination Payment owed to the Swap Counterparty.

Aggregate Loan        Aggregate Loan Group I consists of mortgage loans in
Groups:               Group 1.

                      Aggregate Loan Group II consists of mortgage loans from Group 2 and Group 3. Certificates relating to that Aggregate Loan Group are not offered hereby.

                      Aggregate Loan Group III consists of mortgage loans from Group 4, Group 5 and Group 6. Certificates relating to that Aggregate Loan Group are not offered hereby.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------



Group 1 Mortgage      As of the Cut-off Date, the Group 1 Mortgage Loans
Loans:                consist of 743 adjustable rate residential, first-lien
                      mortgage loans. The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately $242,044,397.

Substitution          The amount by which the balance of any Mortgage Loan
Adjustment Amount:    that is repurchased from the trust exceeds the balance
                      of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment
                      Amount.

Liquidated Mortgage   A "Liquidated Mortgage Loan" is a defaulted Mortgage
Loan:                 Loan as to which the related Servicer has determined
                      that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:       "Realized Loss" with respect to any Distribution Date
                      and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period will be the sum of (i) the principal balance of such Mortgage Loan remaining outstanding (after all recoveries of principal have been applied thereto) and the principal portion of Advances made by the related Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds, and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Advances made by the related Servicer or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds. The amounts set forth in clause (i) are the principal portion of Realized Loses and the amounts set forth in clause (ii) are the interest portion of Realized Losses. With respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, the amount of any Debt Service Reduction or Deficient Valuation incurred with respect to such Mortgage Loan as of the related Due Date will be treated as a Realized Loss.


REO Property:         Real estate owned by the issuing entity.

Depositor's Option    The Depositor has the option, but is not obligated, to
to Purchase Breached  purchase from the Issuing Entity any Breached Mortgage
Mortgage Loans:       Loan at the Purchase Price provided that certain
                      conditions are met.

Breached Mortgage     Mortgage Loan (a) (i) on which the first payment was
Loan:                 not made or (ii) that has been delinquent one or two
                      times in the six months following the Cut-off Date and
                      (b) as to which the Seller obtained a representation or warranty that no condition set forth in (a)(i) or, for same or other period time specified in such representation or warranty (a)(ii), exists.

Purchase Price:       Purchase Price shall be 100% of the unpaid principal
                      balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the Servicers or the Master
                      Servicer related to the Mortgage Loan.

Delinquency:          As calculated using the MBA methodology, as of the
                      cut-off date, none of the Group 1 Mortgage Loans were more than 30 days' delinquent. No more than 12% of the Group 1 Mortgage Loans by aggregate stated principal balance as of the Cut-Off Date have been delinquent 30 days or more at least once since they were originated.
                      The servicer of some of these mortgage loans has changed at least one time since they were originated.
                      A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan.
                      None of the Group 1 Mortgage Loans have been 60 or more days delinquent since they were originated.
                      According to the MBA methodology, a mortgage loan increases its delinquency status if a scheduled monthly payment with respect to that mortgage loan is not received by the end of the day immediately preceding that mortgage loan's next due date.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


Class Principal       The "Class Principal Balance" of any Class of
Balance:              Certificates as of any Distribution Date is the
                      initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and
                      (ii) with respect to the Group 1 Subordinate
                      Certificates, the amount of Realized Losses on the Mortgage Loans in the Loan Group allocated to the Class.

Due Date:             "Due Date" means, with respect to a Mortgage Loan, the
                      day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution
                      Date occurs.

Prepayment Period:    "Prepayment Period" generally means for any Mortgage
                      Loan and any Distribution Date, the calendar month preceding that Distribution Date.


Credit Enhancement:   The Offered Certificates are credit enhanced by:
                      1)  Net Monthly Excess Cashflow from the Group 1
                          Mortgage Loans after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement,
                      2)  1.00% overcollateralization (funded upfront). On and
                          after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.35% floor, based on the aggregate principal balance of the Group 1 Mortgage Loans as of the cut-off date, and
                      3)  Subordination of distributions on the more
                          subordinate classes of certificates (if applicable) and the Class OC Certificates to the required distributions on the more senior classes of certificates.

                      The amount by which the aggregate stated principal balance of the Group 1 Mortgage Loans is greater than the aggregate class principal balance of the Group 1 Certificates is referred to as "overcollateralization." On the closing date the aggregate Stated Principal Balance of the mortgage loans in Loan Group 1 is expected to exceed the aggregate Class Principal Balance of the Group 1 Certificates by approximately [$2,421,397]. In other words, it is expected that there will be approximately 1.00% overcollateralization as of the Closing Date. In addition, the Mortgage Loans in Loan Group 1 are expected to generate more interest than is needed to pay interest on the Group 1 Certificates and related expenses of the trust fund because the weighted average interest rate of the Mortgage Loans in Loan Group 1 is expected to be higher than the weighted average pass-through rate on the Group 1 Certificates, plus the related weighted average expense fee rate. Net Monthly Excess Cashflow, as described below, will be used to reduce the total Class Principal Balance of the Group 1 Certificates creating and/or maintaining overcollateralization at the level of overcollateralization required by the pooling and servicing agreement.


Group 1 Senior        For any Distribution Date, the percentage obtained by
Enhancement           dividing (x) the aggregate Class Principal Balance of
Percentage:           the Group 1 Subordinate Certificates (together with any
                      overcollateralization and taking into account the distributions of the Principal Distribution Amount and all payments of principal from the Swap Account, if any, for such Distribution Date) by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period.





--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

Class 1-A Interest      The "Class 1-A Interest Distribution Amount" for any
Distribution Amount:    class of Group 1 Senior Certificates and any
                        Distribution Date will be equal to the interest accrued on the related Class Principal Balance for such Distribution Date for such class of Group 1
                        Senior Certificates reduced (to an amount not less than zero), in the case of such class, by the allocable share, if any, for that class of Prepayment
                        Interest Shortfalls to the extent not covered by Compensating Interest paid by the related Servicer or the Master Servicer and any Relief Act Interest
                        Shortfalls and the Interest Carry Forward Amount, if any, for such Distribution Date for such class of Group 1 Senior Certificates. .

Principal Remittance    The "Principal Remittance Amount" for the Group 1
Amount:                 Certificates and any Distribution Date will be the sum
                        of:
                        (i) the principal portion of all scheduled monthly payments on the Group 1 Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;
                        (ii) the principal portion of all proceeds received in respect of the repurchase of a Group 1 Mortgage Loan
                        (or, in the case of a substitution, certain amounts representing a principal adjustment as required by the Pooling and Servicing Agreement) during the related
                        Prepayment Period; and
                        (iii) the principal portion of all other unscheduled collections, including insurance proceeds, condemnation proceeds, Liquidation Proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group 1
                        Mortgage Loans.

Group 1 Subordinated    The "Group 1 Subordinated Interest Distribution
Interest Distribution   Amount" will be, with respect to any class of Group 1
Amount:                 Subordinated Certificates and any Distribution Date,
                        interest accrued during the related Interest Accrual
                        Period on the related Class Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class reduced (to an amount not less than zero), in the case of such class, by the allocable share, if any, for that class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the related
                        Servicer or the Master Servicer and any Relief Act
                        Interest Shortfalls.

Stepdown Date:          The later to occur of:
                        (x)  The earlier of:
                             (a)  The Distribution Date occurring in June
                                  2009; and
                             (b) The Distribution Date on which the aggregate Class Principal Balance of the Class 1-A Certificates is reduced to zero; and
                        (y)  The first Distribution Date on which the Group 1
                             Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group 1 Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Group 1 Certificates on the applicable Distribution
                             Date) is greater than or equal to approximately 14.30%.

Delinquency Trigger     A Delinquency Trigger Event is in effect on any
Event:                  Distribution Date if on that Distribution Date the 60
                        Day+ Rolling Average equals or exceeds [40.00%] of the prior period's Group 1 Senior Enhancement Percentage.
                        The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Group 1 Mortgage Loans that are 60 or more days delinquent.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Cumulative Loss         A Cumulative Loss Trigger Event is in effect on any
Trigger Event:          Distribution Date if the aggregate amount of Realized
                        Losses on the Group 1 Mortgage Loans incurred since the cut-off date through the last day of the related
                        Prepayment Period divided by the aggregate Stated
                        Principal Balance of the Group 1 Mortgage Loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                        Months 25- 36     [0.25]% for the first month, plus
                                          an additional 1/12th of [0.40]% for
                                          each month thereafter
                        Months 37- 48     [0.65]% for the first month, plus
                                          an additional 1/12th of [0.50]% for
                                          each month thereafter
                        Months 49- 60     [1.15]% for the first month, plus
                                          an additional 1/12th of [0.50]% for
                                          each month thereafter
                        Months 61- 72     [1.65]% for the first month, plus
                                          an additional 1/12th of [0.30]% for
                                          each month thereafter
                        Months 73- 84     [1.95]%. for the first month,
                                          plus an additional 1/12th of [0.05]%
                                          for each month thereafter
                        Months 85 and     [2.00]%.
                        thereafter

Step-up Coupons:        For all Offered Certificates the coupon will increase
                        after the Clean-up Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class 1-A Certificates and by 1.5x on all other Group 1 Certificates after the Clean-up Call
                        Date.

Class 1-A Pass-         The Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class
Through Rate:           1-A-4 Certificates will accrue interest at a variable
                        rate equal to the lesser of (i) one-month LIBOR plus
                        [] bps ([] bps after the Clean-up Call Date) and (ii) the Net WAC Cap.

Class 1-M-1             The Class 1-M-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-M-2             The Class 1-M-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-M-3             The Class 1-M-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-M-4             The Class 1-M-4 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-M-5             The Class 1-M-5 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.


Class 1-M-6             The Class 1-M-6 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-B-1             The Class 1-B-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

Class 1-B-2             The Class 1-B-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Class 1-B-3             The Class 1-B-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month
                        LIBOR plus [] bps ([] bps after the Clean-up Call
                        Date) and (ii) the Net WAC Cap.


Net WAC Cap:            For any Distribution Date, the weighted average of the
                        interest rates for each Group 1 Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Swap Payment Rate:      For any Distribution Date, a fraction,
                        the numerator of which is any Net Swap Payment or swap termination payment owed to the Swap Counterparty for such Distribution Date and the denominator of which is the Stated Principal Balance of the Group 1 Mortgage
                        Loans at the beginning of the related due period, multiplied by 12.

Class 1-A Basis Risk    As to any Distribution Date, the Basis Risk Carry
Carry Forward Amount:   Forward Amount for each of the Class 1-A Certificates
                        will equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Class at the Class 1-A Pass-Through Rate (without regard to the Net WAC
                              Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;
                        (ii)  Any Class 1-A Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) Interest on the amount in clause (ii) at the
                              Class 1-A Pass-Through Rate (without regard to the Net WAC Cap).

Class 1-M-1, 1-M-2,     As to any Distribution Date, the Basis Risk Carry
1-M-3, 1-M-4, 1-M-5,    Forward Amount for each of the Class 1-M-1, Class
1-M-6, 1-B-1, 1-B-2,    1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
and 1-B-3 Basis Risk    1-M-6, Class 1-B-1, Class 1-B-2, and Class 1-B-3
Carry Forward           Certificates will equal the sum of:
Amounts:                (i)   The excess, if any, of interest that would
                              otherwise be due Amounts: on such Class at such Class' applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due to such Class at a rate equal to the Net WAC Cap;
                        (ii)  Any Basis Risk Carry Forward Amount for such
                              class remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              Class' applicable Pass-Through Rate (without regard to the Net WAC Cap).

Interest Carry          "Interest Carry Forward Amount" with respect to any
Forward Amount:         Class of Group 1 Certificates and any Distribution
                        Date will be equal to the amount, if any, by which the Interest Distribution Amount for that Class of
                        Certificates for the immediately preceding
                        Distribution Date exceeded the actual amount distributed on such Class in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such Class remaining unpaid from the previous
                        Distribution Date, plus interest accrued thereon at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Interest                On each Distribution Date and after payments of
Distributions on        Expense Fees, if any, and other expenses, including
Offered Certificates:   any Net Swap Payments and any swap termination payment
                        owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination
                        Payment, but not including any other swap termination payment due to a default on the part of the Swap
                        Counterparty, interest distributions from the Interest
                        Remittance Amount will be allocated as follows:
                        (i)   Concurrently to the Class 1-A Certificates,
                              their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, other than Class 1-A Basis Risk Carry Forward Amount, pro rata, based upon their respective entitlements to such amounts;
                        (ii)  To the Class 1-M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iii) To the Class 1-M-2 Certificates, its Accrued
                              Certificate Interest;
                        (iv)  To the Class 1-M-3 Certificates, its Accrued
                              Certificate Interest;
                        (v)   To the Class 1-M-4 Certificates, its Accrued
                              Certificate Interest;
                        (vi)  To the Class 1-M-5 Certificates, its Accrued
                              Certificate Interest;
                        (vii) To the Class 1-M-6 Certificates, its Accrued
                              Certificate Interest;
                       (viii) To the Class 1-B-1 Certificates, its Accrued
                              Certificate Interest;
                        (ix)  To the Class 1-B-2 Certificates, its Accrued
                              Certificate Interest;
                        (x)   To the Class 1-B-3 Certificates, its Accrued
                              Certificate Interest; and
                        (xi)  Any remaining amounts will be distributed
                              pursuant to the Allocation of Net Monthly Excess Cashflow.

Principal               On each Distribution Date (a) prior to the Stepdown
Distributions on        Date or (b) on which a Trigger Event is in effect,
Offered Certificates:   principal distributions from the Principal
                        Distribution Amount will be allocated as follows:
                        (i)   to cover any Net Swap Payments and any swap
                              termination payments due to the Swap
                              Counterparty, not previously paid with Interest Distributions, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;
                        (ii)  to the Class 1-A Certificates, allocated between
                              the Class 1-A Certificates as described below, until the Class Principal Balances have been reduced to zero;
                        (iii) to the Class 1-M-1 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (iv)  to the Class 1-M-2 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (v)   to the Class 1-M-3 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (vi)  to the Class 1-M-4 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (vii) to the Class 1-M-5 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                       (viii) to the Class 1-M-6 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (ix)  to the Class 1-B-1 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (x)   to the Class 1-B-2 Certificates, until the Class
                              Principal Balance has been reduced to zero;
                        (xi)  to the Class 1-B-3 Certificates, until the Class
                              Principal Balance has been reduced to zero; and
                        (xii) Any remaining amounts will be distributed
                              pursuant to the Allocation of Net Monthly Excess Cashflow.



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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Principal               On each Distribution Date (a) on or after the Stepdown
Distributions on        Date and (b) on which a Trigger Event is not in
Offered Certificates    effect, principal distributions from the Principal
(continued):            Distribution Amount will be allocated as follows:
                        (i)   to cover any Net Swap Payment and any swap
                              termination payments due to the Swap
                              Counterparty including, without limitation, any Senior Defaulted Swap Termination Payment, not previously paid with Interest Distributions, but not including any other swap termination payment due to a default on the part of the Swap Counterparty;
                        (ii)  to the Class 1-A Certificates, the lesser of the
                              Principal Distribution Amount and the Class 1-A Principal Distribution Amount, allocated between the Class 1-A Certificates as described below, until the Class Principal Balances thereof have been reduced to zero;
                        (iii) to the Class 1-M-1 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class 1-M-2 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (v)   to the Class 1-M-3 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class 1-M-4 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (vii) to the Class 1-M-5 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                       (viii) to the Class 1-M-6 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (ix)  to the Class 1-B-1 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-B-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (x)   to the Class 1-B-2 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-B-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;
                        (xi)  to the Class 1-B-3 Certificates, the lesser of
                              the remaining Principal Distribution Amount and the Class 1-B-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero; and
                        (xii) Any remaining amounts will be distributed
                              pursuant to the Allocation of Net Monthly Excess Cashflow.

Class 1-A Principal    Any principal distributions allocated concurrently as
Allocation:            follows:


                          1.) [xx.xx%] to the Class 1-A-1 Certificates until
                              its Class Principal Balance has been reduced to zero, and

                          2.) [xx.xx%] sequentially, to the Class 1-A-2, Class
                              1-A-3 and Class 1-A-4 Certificates, until their Class Principal Balance has been reduced to zero.

                        Notwithstanding the above, in the event that the Class Principal Balances of all Group 1 Subordinate Classes and the Class OC Certificates have been reduced to zero, principal distributions to the Class 1-A Certificates will be distributed to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata based upon their respective Class Principal Balances.

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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Allocation of Net       For any Distribution Date, any Net Monthly Excess
Monthly Excess          Cashflow shall be distributed as follows:
Cashflow:               (i)   to the Class 1-M-1 Certificates, the related
                              Interest Carry Forward Amount;
                        (ii)  to the Class 1-M-1 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (iii) to the Class 1-M-2 Certificates, the related
                              Interest Carry Forward Amount;
                        (iv)  to the Class 1-M-2 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (v)   to the Class 1-M-3 Certificates, the related
                              Interest Carry Forward Amount;
                        (vi)  to the Class 1-M-3 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (vii) to the Class 1-M-4 Certificates, the related
                              Interest Carry Forward Amount;
                       (viii) to the Class 1-M-4 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (ix)  to the Class 1-M-5 Certificates, the related
                              Interest Carry Forward Amount;
                        (x)   to the Class 1-M-5 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (xi)  to the Class 1-M-6 Certificates, the related
                              Interest Carry Forward Amount;
                        (xii) to the Class 1-M-6 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                       (xiii) to the Class 1-B-1 Certificates, the related
                              Interest Carry Forward Amount;
                        (xiv) to the Class 1-B-1 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (xv)  to the Class 1-B-2 Certificates, the related
                              Interest Carry Forward Amount;
                        (xvi) to the Class 1-B-2 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                       (xvii) to the Class 1-B-3 Certificates, the related
                              Interest Carry Forward Amount;
                      (xviii) to the Class 1-B-3 Certificates, the allocated
                              Unreimbursed Realized Loss Amount;
                        (xix) concurrently, to the Class 1-A Certificates, pro
                              rata, any Basis Risk Carry Forward Amount for the Class 1-A Certificates;
                        (xx)  sequentially, to Class 1-M-1, Class 1-M-2, Class
                              1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6,
                              Class 1-B-1, Class 1-B-2 and Class 1-B-3
                              Certificates, in such order, any Basis Risk
                              Carry Forward Amount for such classes;
                        (xxi) sequentially, first (i) concurrently, to the
                              Class 1-A Certificates, first pro rata, based on their respective Class Principal Balances to the extent needed to pay any Unpaid Interest
                              Shortfall Amount for each such Class and then, pro rata, based on any Unpaid Interest Shortfall
                              Amount for each such Class, in an amount up to the amount of any Unpaid Interest Shortfall
                              Amount remaining unpaid for such Classes of Certificates and then (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class
                              1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1,
                              Class 1-B-2 and Class 1-B-3 Certificates, in that order, in an amount up to the amount of any Unpaid Interest Shortfall Amount for such
                              Classes of Certificates; and
                       (xxii) all remaining amounts to the holders of the
                              Class OC Certificates.

Unpaid Interest         For any class of Group 1 Certificates and distribution
Shortfalls:             date the sum of interest shortfalls as a result of the
                        Relief Act and Net Prepayment Interest Shortfalls on the Group 1 Mortgage Loans allocated to such class of certificates on that distribution date and such amounts from any prior distribution date remaining unpaid and interest on such amount.

Unreimbursed            For any Class of Group 1 Certificates, the portion of
Realized Loss Amount:   any Realized Losses on the Group 1 Mortgage loans
                        previously allocated to that Class remaining unpaid from prior Distribution Dates.

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

Interest Rate Swap      On the closing date, the trust will enter into an
Agreement:              interest rate swap agreement with Morgan Stanley
                        Capital Services Inc., the swap counterparty. Under the interest rate swap agreement, with respect to each distribution date to and including the distribution date in May 2011 (the "Swap Termination Date"), the trust will agree to pay to the swap counterparty a fixed payment at a rate of 5.50% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date), and the swap counterparty will agree to pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on Schedule A to this term sheet for that distribution date. To the extent that the fixed payment payable by the trust exceeds the floating payment payable by the swap counterparty, amounts otherwise available for payments on the certificates will be applied on or prior to such distribution date to make a net payment to the swap counterparty (such payment by the Trust, a "Net
                        Swap Payment"), and to the extent that the floating payment payable by the swap counterparty exceeds the fixed payment payable by the trust, the swap counterparty will make a net payment to the trust
                        (such payment by the Trust, a "Net Swap Receipt") on or prior to such distribution date. Since amounts payable with respect to the swap agreement will be paid prior to making any distributions to holders of the Group 1 Certificates, Net Swap Receipts will increase and Net Swap Payments will reduce the amount available to make payments on the Group 1
                        Certificates.

                        The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:
                             o failure to pay,
                             o bankruptcy and insolvency events, and
                             o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.
                        Early termination events under the interest rate swap agreement include, among other things:
                             o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),
                             o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax),
                             o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of a tax, in each case, resulting from a merger),
                             o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,
                             o upon the exercise of the optional termination of the trust by the master servicer or a successful auction as described under "Optional Termination of the Trust Fund by Purchaser or Auction", and
                             o the pooling and servicing agreement is amended without the consent of the Swap Provider and such amendment materially and adversely affects the rights or interests of the Swap Provider.

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Interest Rate Swap      In addition to the termination events specified above,
Agreement (continued):  it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating or Moody's or Fitch withdraws its ratings of the Swap Provider (or its guarantor) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):
                             (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;
                             (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider (or its guarantor) pursuant to an amendment to the interest rate swap agreement;
                             (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider (or its guarantor) under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or
                             (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider (or its guarantor) shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.
                        It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has its rating by S&P withdrawn, has a rating of less than "BBB-" or "A-3", if applicable, by S&P, has a rating of less than "BBB-" or "F3", if applicable, by Fitch (if rated by Fitch), or has a rating of less than or equal to "A3" or "P-2", if applicable, by Moody's, and within the time period specified in the interest rate swap agreement, the Swap Provider (or its guarantor), while collateralizing its exposure to the trust, (1) (A) fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a replacement counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition and (B) fails to obtain a guaranty of, or a contingent agreement of, another person that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event") or (2) if the Swap Provider it is not able to deliver to the Issuing Entity the financial information, if any, required to be provided by the Issuing Entity under Item 1115(b) of Reg AB, the Swap Provider shall assign its rights and obligations under the interest rate swap agreement to a substitute counterparty, which may be an affiliate of the Swap Provider.
                        If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.
                        On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.
                        The interest rate swap agreement is scheduled to terminate by its terms following the swap termination date and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Interest Rate           In the event that, upon the Trust entering into a
Swap Agreement          replacement interest rate swap agreement following the
(continued):            occurrence of a Downgrade Termination Event, the Trust
                        is entitled to receive a payment from a replacement swap provider, and the Securities Administrator shall direct the replacement swap provider to make such payment to the Swap Account. Any Senior Defaulted Swap
                        Termination Payment shall be made from the Swap
                        Account to the Swap Provider immediately upon receipt of such payment, regardless of whether the date of receipt thereof is a Distribution Date. If the interest rate swap agreement is terminated, swap termination payments may be owed. Any Swap Termination
                        Payment owed to the Swap Provider may include, without limitation, (i) any payments received by the trust as a result of entering into a replacement interest rate swap agreement following an additional termination event resulting from a ratings downgrade of the Swap
                        Counterparty in accordance with the interest rate swap agreement (such payment, a "Replacement Swap Provider
                        Payment"), and (ii) any Swap Termination Payment owed to the Swap Provider (the lesser of clause (i) or (ii) above, the "Senior Defaulted Swap Termination
                        Payment"). To the extent that any payment from a replacement swap provider is made to an account other than the Swap Account, then, any Senior Defaulted Swap
                        Termination Payment shall be paid to the Swap Provider immediately upon receipt of such replacement swap provider, regardless of whether the date of receipt thereof is a Distribution Date. The Swap Provider shall have first priority to any replacement swap termination payments over the payment by the Trust to certificateholders, any servicer, any originator, the Securities Administrator or any other person.

                        Notwithstanding the foregoing, in the event that the Trust receives a swap termination payment, and a successor Swap Provider cannot be obtained, then the Securities Administrator will be required to deposit the swap termination payment into the reserve account that is a sub-account of the Swap Account. On each subsequent Distribution Date (so long as funds are available in the reserve account), the Securities Administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the Trust (calculated in accordance with the terms of the original interest rate swap agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and not treated as a swap termination payment for purposes of determining the distributions from the Swap Account until the final Swap Termination Date.

                        The sponsor's estimate of maximum probable exposure under the interest rate swap agreement is less than 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the cut-off date.

Swap Account:           On or prior to each Distribution Date during which the
                        interest rate swap agreement is in effect, the Swap
                        Termination Payments, Net Swap Payments owed to the
                        Swap Provider and Net Swap Receipts for that
                        Distribution Date will be deposited into a trust account ("the Swap Account") established by the Securities Administrator as part of the trust fund.


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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Swap Payment            All payments due under the swap agreement and any swap
Priority:               termination payment pursuant to the swap agreement
                        will be deposited into the Swap Account, and allocated in the following order of priority, after giving effect to the Allocation of Net Monthly Excess
                        Cashflow above:
                        (i)    to pay any Net Swap Payment owed to the Swap
                               Counterparty pursuant to the swap agreement not previously paid;
                        (ii)   to pay any swap termination payment to the Swap
                               Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment but not including any other swap termination payment due to a default on the part of the Swap Provider not previously paid;
                        (iii)  concurrently, to the Class 1-A-1, Class 1-A-2,
                               Class 1-A-3 and Class 1-A-4 Certificates,
                               Current Interest and Interest Carry Forward
                               Amount, other than Basis Risk Carryforward
                               Amount, on a pro rata basis, to the extent not yet paid;
                        (iv)   to the Class 1-M-1, Class 1-M-2, Class 1-M-3,
                               Class 1-M-4, Class 1-M-5, Class 1-M-6, Class
                               1-B-1, Class 1-B-2 and Class 1-B-3
                               Certificates, Current Interest and Carryforward Interest, other than Basis Risk Carryforward Amount, sequentially and in that order, to the extent not yet paid;
                        (v)    to the Group 1 Certificates in accordance with
                               the principal distribution rules in effect for such Distribution Date, in an amount equal to the lesser of: (i) the amount necessary to meet the Overcollateralization Target for that Distribution Date and (ii) the aggregate of all prior and current Unpaid Realized Loss Amounts not previously reimbursed;
                        (vi)   concurrently, to the Class 1-A-1, Class 1-A-2,
                               Class 1-A-3 and Class 1-A-4 Certificates, any Basis Risk Carry Forward Amount for such Class up to the respective Swap Payment Allocation, to the extent not yet paid;
                        (vii)  sequentially, to the Class 1-M-1, Class 1-M-2,
                               Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                               1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, any Basis Risk Carry Forward Amount for such Class up to the respective Swap Payment Allocation, to the extent not yet paid;
                        (viii) concurrently to Class 1-A Certificates, Class
                               1-M Certificates, and Class 1-B Certificates, any unpaid Basis Risk Carryforward Amount, pro rata based on need;
                        (ix)   sequentially to the Class 1-M-1, Class 1-M-2,
                               Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                               1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates the allocated Unreimbursed
                               Realized Loss Amount, to the extent not yet paid;
                        (x)    to pay any swap termination payment to the Swap
                               Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and
                        (xi)   all remaining amounts to the holder of the
                               Class OC Certificates.

Swap Payment            For a given Class of Group 1 Certificates outstanding,
Allocation:             a pro rata share of the Net Swap Payment owed by the
                        Swap Counterparty (if any), based on the outstanding
                        Class Principal Balance of that Class.

Senior Defaulted Swap   As of any date, the lesser of (i) any payments
Termination Payment:    received by the Trust as a result of entering into a
                        replacement interest rate swap agreement following an additional termination event resulting from a downgrade of the Swap Counterparty in accordance with the swap agreement and (ii) any swap termination payment owed to the Swap Provider.

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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Available Distribution  The "Available Distribution Amount" for any
Amount: Distribution Date and the Group 1 Certificates will equal the sum of the following amounts:
                        (1) the total amount of all cash received by or on behalf of each Servicer with respect to the Group 1 Mortgage Loans serviced by it and received by the Master Servicer by such Distribution Date and not previously distributed (including Liquidation Proceeds, condemnation proceeds and insurance proceeds), except:
                             o all scheduled payments of principal and related interest collected on the Group 1 Mortgage Loans but due on a date after the related Due Date;
                             o all partial principal prepayments received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;
                             o all prepayment penalties received in connection with the Group 1 Mortgage Loans;
                             o all prepayments in full received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;
                             o Liquidation Proceeds, condemnation proceeds and insurance proceeds received on such Group 1 Mortgage Loans after the previous calendar month;
                             o all amounts reimbursable to a Servicer pursuant to the terms of the related servicing agreement or the Pooling and Servicing Agreement, as applicable, or to the Master Servicer, the Securities Administrator, the Trustee and/or any Custodian pursuant to the terms of the Pooling and Servicing Agreement or the custody agreements, in each case with respect to the Group 1 Mortgage Loans or otherwise allocable to the Group 1 Certificates;
                             o reinvestment income on the balance of funds, if any, in the custodial accounts or distribution account;
                             o any fees payable to the Servicers and the Master Servicer, in each case with respect to the Group 1 Mortgage Loans; and
                             o all amounts withdrawn from the Reserve Fund;
                        (2) all Monthly Advances on the Group 1 Mortgage Loans made by each Servicer and/or the Master Servicer for that Distribution Date;
                        (3) any amounts paid as "Compensating Interest" with respect to the Group 1 Mortgage Loans by each Servicer and/or the Master Servicer for that Distribution Date;
                        (4) the total amount of any cash deposited in the distribution account in connection with the repurchase of any Group 1 Mortgage Loans by the Seller or the Depositor pursuant to the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreement or the related Originator pursuant to the related Assignment Agreement; and
                        (5) all Subsequent Recoveries received with respect to the Group 1 Mortgage Loans during the related Prepayment Period.

Interest Remittance     For any Distribution Date, the portion of the
Amount:                 Available Distribution Amount for such Distribution
                        Date attributable to interest received or advanced on the Group 1 Mortgage Loans.

Accrued Certificate     For any Distribution Date and each class of Group 1
Interest:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any Unpaid
                        Interest Shortfalls allocated to such class.

Principal Distribution  On any Distribution Date, the sum of (i) the Basic
Amount: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal         On any Distribution Date, the excess of (i) the
Distribution Amount:    Principal Remittance Amount over (ii) the Excess
                        Subordinated Amount, if any.

Net Monthly Excess      For any Distribution Date is the amount of funds
Cashflow:               available for distribution on such Distribution Date
                        remaining after making the distributions under "Interest Distributions on Offered Certificates" and
                        "Principal Distributions on Offered Certificates" above.


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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Extra Principal         For any Distribution Date, the lesser of (i) the
Distribution Amount:    excess of (x) interest collected or advanced with
                        respect to the Group 1 Mortgage Loans with due dates in the related Due Period (less servicing fees and expenses), over (y) the sum of interest payable on the Group 1 Certificates on such Distribution Date and
                        (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated     For any Distribution Date, means the excess, if any of
Amount:                 (i) the amount of overcollateralization on that
                        Distribution Date over (ii) the required overcollateralization for such Distribution Date.

Overcollateralization   For any Distribution Date will be the amount, if any,
Deficiency Amount:      by which the required overcollaterlization exceeds the
                        overcollateralized amount for such Distribution Date
                        (calculated for this purpose only after assuming that 100% of the Group 1 Principal Remittance Amount on such Distribution Date has been distributed).


Class 1-A Principal     For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the aggregate Class Principal Balance of
                        the Class 1-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Class 1-M-1 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date) and (ii) the Class Principal Balance of the
                        Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.20% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Class 1-M-2 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date) and (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                        90.80% and (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period over [$847,155].

Class 1-M-3 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date) and (iv) the Class Principal
                        Balance of the Class 1-M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of
                        (A) the product of (i) approximately 92.20% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

Class 1-M-4 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of the Class 1-M-4
                        Certificates immediately prior to such Distribution
                        Date over (y) the lesser of (A) the product of (i) approximately 93.60% and (ii) the aggregate Stated
                        Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Class 1-M-5 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                        Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
                        Distribution Date) and (vi) the Class Principal
                        Balance of the Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of
                        (A) the product of (i) approximately 94.60% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Class 1-M-6 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                        Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
                        Distribution Date), (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                        Distribution Amount on such Distribution Date) and
                        (vii) the Class Principal Balance of the Class 1-M-6
                        Certificates immediately prior to such Distribution
                        Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the aggregate Stated
                        Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].


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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Class 1-B-1 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                        Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
                        Distribution Date), (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                        Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                        Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such
                        Distribution Date) and (viii) the Class Principal
                        Balance of the Class 1-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                        (A) the product of (i) approximately 96.30% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Class 1-B-2 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                        Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
                        Distribution Date), (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                        Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                        Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such
                        Distribution Date), (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal
                        Distribution Amount on such Distribution Date) and
                        (ix) the Class Principal Balance of the Class 1-B-2
                        Certificates immediately prior to such Distribution
                        Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate Stated
                        Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].



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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Class 1-B-3 Principal   For any Distribution Date, an amount equal to the
Distribution Amount:    excess of (x) the sum of (i) the aggregate Class
                        Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A
                        Principal Distribution Amount on such Distribution
                        Date), (ii) the Class Principal Balance of the Class
                        1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution
                        Amount on such Distribution Date), (iii) the Class
                        Principal Balance of the Class 1-M-2 Certificates
                        (after taking into account the payment of the Class
                        1-M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal
                        Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4
                        Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
                        Distribution Date), (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5 Principal
                        Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class 1-M-6
                        Certificates (after taking into account the payment of the Class 1-M-6 Principal Distribution Amount on such
                        Distribution Date), (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1 Principal
                        Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class 1-B-2
                        Certificates (after taking into account the payment of the Class 1-B-2 Principal Distribution Amount on such
                        Distribution Date) and (x) the Class Principal Balance of the Class 1-B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate Stated Principal Balance of the Group 1
                        Mortgage Loans as of the last day of the related Due
                        Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over [$847,155].

Allocation of Losses:   If on any distribution date, after giving effect to
                        all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "Swap Payment Priority", the aggregate Class Principal Balances of the Offered
                        Certificates exceeds the aggregate Stated Principal
                        Balance of the Group 1 Mortgage Loans for that distribution date, the Class Principal Balance of the applicable Class 1-M or Class 1-B certificates will be reduced, in inverse order of seniority (beginning with the Class 1-B-3 certificates) by an amount equal to that excess, until that Class Principal Balance is reduced to zero. The Class Principal Balances of Senior Certificates will not be reduced by this excess. This reduction of a Class Principal Balance for Realized Losses is referred to as an "Applied
                        Realized Loss Amount."

                        In the event Applied Realized Loss Amounts are allocated to any class of Group 1 Subordinated Certificates, its Class Principal Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Principal Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Principal Balance of each Class of Group 1 Subordinate Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related distribution date.

Trust Tax Status:       One or more REMICs.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


ERISA Eligibility:      Subject to the considerations in the Prospectus and
                        the Free Writing Prospectus, the Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee
                        Retirement Income Security Act of 1974, as amended, or
                        Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

                        As long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95-60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the Offered Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

SMMEA Eligibility:      It is anticipated that the Class 1-A, Class 1-M-1,
                        Class 1-M-2 and Class 1-M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

                        This term sheet does not contain all information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement. The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649. The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/data/762153/
                        ----------------------------------------------
                        000091412106000636/0000914121-06-000636.txt
                        -------------------------------------------

Risk Factors:           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED
                        IN THE REGISTRATION STATEMENT AND IN THE FREE WRITING
                        PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                        SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                        IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


Static Pool       Information concerning the sponsor's prior residential
Information:      mortgage loan securitizations involving fixed-and
                  adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.
                  morganstanley.com/institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group         MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


                                     Weighted Average Life ("WAL") Sensitivity(1)
                                To Maturity (of the last maturing Group 1Mortgage Loan)

----------------------------------------------------------------------------------------------------------------------
               CPR (%)                                                   15                    20                  25
----------------------------------------------------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               5.54                  4.15                3.25
               First Payment Date                                 6/25/2006             6/25/2006           6/25/2006
               Expected Final Maturity                            2/25/2033            12/25/2028          12/25/2024
               Window                                               1 - 321               1 - 271             1 - 223
----------------------------------------------------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               2.15                  1.58                1.23
               First Payment Date                                 6/25/2006             6/25/2006           6/25/2006
               Expected Final Maturity                            5/25/2011             1/25/2010           3/25/2009
               Window                                                  1-60                  1-44                1-34
----------------------------------------------------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               7.66                  5.64                4.38
               First Payment Date                                 5/25/2011             1/25/2010           3/25/2009
               Expected Final Maturity                            9/25/2017            10/25/2014          12/25/2012
               Window                                              60 - 136              44 - 101             34 - 79
----------------------------------------------------------------------------------------------------------------------
1-A-4          WAL (yrs)                                              15.94                 12.27                9.72
               First Payment Date                                 9/25/2017            10/25/2014          12/25/2012
               Expected Final Maturity                            2/25/2033            12/25/2028          12/25/2024
               Window                                             136 - 321             101 - 271            79 - 223
----------------------------------------------------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               9.63                  7.22                5.74
               First Payment Date                                 8/25/2010             7/25/2009           7/25/2009
               Expected Final Maturity                            8/25/2026             2/25/2022          12/25/2018
               Window                                              51 - 243              38 - 189            38 - 151
----------------------------------------------------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               9.58                  7.17                5.68
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            9/25/2025             5/25/2021           5/25/2018
               Window                                              51 - 232              38 - 180            37 - 144
----------------------------------------------------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               9.51                  7.11                5.63
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            8/25/2024             6/25/2020           7/25/2017
               Window                                              51 - 219              38 - 169            37 - 134
----------------------------------------------------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               9.43                  7.04                5.58
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2023            10/25/2019           1/25/2017
               Window                                              51 - 209              38 - 161            37 - 128
----------------------------------------------------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               9.33                  6.96                5.51
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           11/25/2022            12/25/2018           5/25/2016
               Window                                              51 - 198              38 - 151            37 - 120
----------------------------------------------------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               9.21                  6.86                5.43
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            1/25/2022             4/25/2018          10/25/2015
               Window                                              51 - 188              38 - 143            37 - 113
----------------------------------------------------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               9.05                  6.74                5.33
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            1/25/2021             6/25/2017           2/25/2015
               Window                                              51 - 176              38 - 133            37 - 105
----------------------------------------------------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               8.87                  6.59                5.20
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            2/25/2020            10/25/2016           7/25/2014
               Window                                              51 - 165              38 - 125             37 - 98
----------------------------------------------------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               8.47                  6.27                4.95
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            1/25/2019            11/25/2015          10/25/2013
               Window                                              51 - 152              38 - 114             37 - 89
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
               CPR (%)                                                   30                  35                 40
-------------------------------------------------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               2.63                2.17               1.81
               First Payment Date                                 6/25/2006           6/25/2006          6/25/2006
               Expected Final Maturity                            9/25/2021           4/25/2019          5/25/2017
               Window                                               1 - 184             1 - 155            1 - 132
-------------------------------------------------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               1.00                0.83               0.71
               First Payment Date                                 6/25/2006           6/25/2006          6/25/2006
               Expected Final Maturity                            8/25/2008           4/25/2008         12/25/2007
               Window                                                  1-27                1-23               1-19
-------------------------------------------------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               3.50                2.83               2.31
               First Payment Date                                 8/25/2008           4/25/2008         12/25/2007
               Expected Final Maturity                            9/25/2011          10/25/2010          2/25/2010
               Window                                               27 - 64             23 - 53            19 - 45
-------------------------------------------------------------------------------------------------------------------
1-A-4          WAL (yrs)                                               7.91                6.58               5.57
               First Payment Date                                 9/25/2011          10/25/2010          2/25/2010
               Expected Final Maturity                            9/25/2021           4/25/2019          5/25/2017
               Window                                              64 - 184            53 - 155           45 - 132
-------------------------------------------------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               4.85                4.31               4.02
               First Payment Date                                 8/25/2009           9/25/2009         10/25/2009
               Expected Final Maturity                            9/25/2016          12/25/2014          8/25/2013
               Window                                              39 - 124            40 - 103            41 - 87
-------------------------------------------------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               4.79                4.25               3.93
               First Payment Date                                 7/25/2009           8/25/2009          9/25/2009
               Expected Final Maturity                            3/25/2016           7/25/2014          4/25/2013
               Window                                              38 - 118             39 - 98            40 - 83
-------------------------------------------------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               4.74                4.20               3.86
               First Payment Date                                 7/25/2009           8/25/2009          8/25/2009
               Expected Final Maturity                            6/25/2015          12/25/2013         10/25/2012
               Window                                              38 - 109             39 - 91            39 - 77
-------------------------------------------------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               4.69                4.12               3.80
               First Payment Date                                 7/25/2009           7/25/2009          8/25/2009
               Expected Final Maturity                            1/25/2015           7/25/2013          6/25/2012
               Window                                              38 - 104             38 - 86            39 - 73
-------------------------------------------------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               4.62                4.07               3.74
               First Payment Date                                 6/25/2009           7/25/2009          7/25/2009
               Expected Final Maturity                            6/25/2014           2/25/2013          1/25/2012
               Window                                               37 - 97             38 - 81            38 - 68
-------------------------------------------------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               4.54                4.02               3.66
               First Payment Date                                 6/25/2009           7/25/2009          7/25/2009
               Expected Final Maturity                            1/25/2014           9/25/2012         10/25/2011
               Window                                               37 - 92             38 - 76            38 - 65
-------------------------------------------------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               4.46                3.93               3.60
               First Payment Date                                 6/25/2009           6/25/2009          7/25/2009
               Expected Final Maturity                            6/25/2013           4/25/2012          5/25/2011
               Window                                               37 - 85             37 - 71            38 - 60
-------------------------------------------------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               4.36                3.83               3.53
               First Payment Date                                 6/25/2009           6/25/2009          6/25/2009
               Expected Final Maturity                           12/25/2012          11/25/2011          1/25/2011
               Window                                               37 - 79             37 - 66            37 - 56
-------------------------------------------------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               4.15                3.65               3.34
               First Payment Date                                 6/25/2009           6/25/2009          6/25/2009
               Expected Final Maturity                            5/25/2012           5/25/2011          8/25/2010
               Window                                               37 - 72             37 - 60            37 - 51
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
               CPR (%)                                                   50
----------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               1.28
               First Payment Date                                 6/25/2006
               Expected Final Maturity                            7/25/2014
               Window                                                1 - 98
----------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               0.53
               First Payment Date                                 6/25/2006
               Expected Final Maturity                            7/25/2007
               Window                                                  1-14
----------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               1.69
               First Payment Date                                 7/25/2007
               Expected Final Maturity                            9/25/2008
               Window                                               14 - 28
----------------------------------------------------------------------------
1-A-4          WAL (yrs)                                               3.74
               First Payment Date                                 9/25/2008
               Expected Final Maturity                            7/25/2014
               Window                                               28 - 98
----------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               4.02
               First Payment Date                                 2/25/2010
               Expected Final Maturity                           10/25/2011
               Window                                               45 - 65
----------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               3.79
               First Payment Date                                12/25/2009
               Expected Final Maturity                            6/25/2011
               Window                                               43 - 61
----------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               3.64
               First Payment Date                                11/25/2009
               Expected Final Maturity                            2/25/2011
               Window                                               42 - 57
----------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               3.54
               First Payment Date                                 9/25/2009
               Expected Final Maturity                           11/25/2010
               Window                                               40 - 54
----------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               3.44
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            8/25/2010
               Window                                               40 - 51
----------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               3.36
               First Payment Date                                 8/25/2009
               Expected Final Maturity                            5/25/2010
               Window                                               39 - 48
----------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               3.30
               First Payment Date                                 8/25/2009
               Expected Final Maturity                            1/25/2010
               Window                                               39 - 44
----------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               3.20
               First Payment Date                                 7/25/2009
               Expected Final Maturity                           10/25/2009
               Window                                               38 - 41
----------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               3.14
               First Payment Date                                 6/25/2009
               Expected Final Maturity                            7/25/2009
               Window                                               37 - 38
----------------------------------------------------------------------------

1. Run using Structuring Assumptions as further described herein



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------



                                     Weighted Average Life ("WAL") Sensitivity(1)
                                                To Optional Termination

----------------------------------------------------------------------------------------------------------------------
               CPR (%)                                                   15                    20                  25
----------------------------------------------------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               5.13                  3.81                2.97
               First Payment Date                                 6/25/2006             6/25/2006           6/25/2006
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                               1 - 161               1 - 122                1-96
----------------------------------------------------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               2.15                  1.58                1.23
               First Payment Date                                 6/25/2006             6/25/2006           6/25/2006
               Expected Final Maturity                            5/25/2011             1/25/2010           3/25/2009
               Window                                                  1-60                  1-44                1-34
----------------------------------------------------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               7.66                  5.64                4.38
               First Payment Date                                 5/25/2011             1/25/2010           3/25/2009
               Expected Final Maturity                            9/25/2017            10/25/2014          12/25/2012
               Window                                              60 - 136              44 - 101             34 - 79
----------------------------------------------------------------------------------------------------------------------
1-A-4          WAL (yrs)                                              13.03                  9.85                7.73
               First Payment Date                                 9/25/2017            10/25/2014          12/25/2012
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                             136 - 161             101 - 122             79 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               8.91                  6.63                5.26
               First Payment Date                                 8/25/2010             7/25/2009           7/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             38 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               8.91                  6.63                5.24
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               8.86                  6.59                5.20
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                           10/25/2019             7/25/2016           5/25/2014
               Window                                              51 - 161              38 - 122             37 - 96
----------------------------------------------------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               8.47                  6.27                4.95
               First Payment Date                                 8/25/2010             7/25/2009           6/25/2009
               Expected Final Maturity                            1/25/2019            11/25/2015          10/25/2013
               Window                                              51 - 152              38 - 114             37 - 89
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
               CPR (%)                                                   30                  35                 40
--------------------------------------------------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               2.39                1.97               1.64
               First Payment Date                                 6/25/2006           6/25/2006          6/25/2006
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                                  1-77                1-64               1-54
--------------------------------------------------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               1.00                0.83               0.71
               First Payment Date                                 6/25/2006           6/25/2006          6/25/2006
               Expected Final Maturity                            8/25/2008           4/25/2008         12/25/2007
               Window                                                  1-27                1-23               1-19
--------------------------------------------------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               3.50                2.83               2.31
               First Payment Date                                 8/25/2008           4/25/2008         12/25/2007
               Expected Final Maturity                            9/25/2011          10/25/2010          2/25/2010
               Window                                               27 - 64             23 - 53            19 - 45
--------------------------------------------------------------------------------------------------------------------
1-A-4          WAL (yrs)                                               6.21                5.16               4.36
               First Payment Date                                 9/25/2011          10/25/2010          2/25/2010
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               64 - 77             53 - 64            45 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               4.43                3.97               3.73
               First Payment Date                                 8/25/2009           9/25/2009         10/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               39 - 77             40 - 64            41 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               4.41                3.93               3.67
               First Payment Date                                 7/25/2009           8/25/2009          9/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               38 - 77             39 - 64            40 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               4.41                3.92               3.63
               First Payment Date                                 7/25/2009           8/25/2009          8/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               38 - 77             39 - 64            39 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               4.41                3.88               3.59
               First Payment Date                                 7/25/2009           7/25/2009          8/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               38 - 77             38 - 64            39 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               4.39                3.88               3.57
               First Payment Date                                 6/25/2009           7/25/2009          7/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               37 - 77             38 - 64            38 - 54
--------------------------------------------------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               4.38                3.88               3.54
               First Payment Date                                 6/25/2009           7/25/2009          7/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               37 - 77             38 - 64            38 - 54
--------------------------------------------------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               4.38                3.86               3.54
               First Payment Date                                 6/25/2009           6/25/2009          7/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               37 - 77             37 - 64            38 - 54
--------------------------------------------------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               4.35                3.82               3.52
               First Payment Date                                 6/25/2009           6/25/2009          6/25/2009
               Expected Final Maturity                           10/25/2012           9/25/2011         11/25/2010
               Window                                               37 - 77             37 - 64            37 - 54
--------------------------------------------------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               4.15                3.65               3.34
               First Payment Date                                 6/25/2009           6/25/2009          6/25/2009
               Expected Final Maturity                            5/25/2012           5/25/2011          8/25/2010
               Window                                               37 - 72             37 - 60            37 - 51
--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
               CPR (%)                                                   50
----------------------------------------------------------------------------
1-A-1          WAL (yrs)                                               1.17
               First Payment Date                                 6/25/2006
               Expected Final Maturity                            9/25/2009
               Window                                                  1-40
----------------------------------------------------------------------------
1-A-2          WAL (yrs)                                               0.53
               First Payment Date                                 6/25/2006
               Expected Final Maturity                            7/25/2007
               Window                                                  1-14
----------------------------------------------------------------------------
1-A-3          WAL (yrs)                                               1.69
               First Payment Date                                 7/25/2007
               Expected Final Maturity                            9/25/2008
               Window                                               14 - 28
----------------------------------------------------------------------------
1-A-4          WAL (yrs)                                               2.93
               First Payment Date                                 9/25/2008
               Expected Final Maturity                            9/25/2009
               Window                                               28 - 40
----------------------------------------------------------------------------
1-M-1          WAL (yrs)                                               3.32
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               40 - 40
----------------------------------------------------------------------------
1-M-2          WAL (yrs)                                               3.32
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               40 - 40
----------------------------------------------------------------------------
1-M-3          WAL (yrs)                                               3.32
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               40 - 40
----------------------------------------------------------------------------
1-M-4          WAL (yrs)                                               3.32
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               40 - 40
----------------------------------------------------------------------------
1-M-5          WAL (yrs)                                               3.32
               First Payment Date                                 9/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               40 - 40
----------------------------------------------------------------------------
1-M-6          WAL (yrs)                                               3.28
               First Payment Date                                 8/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               39 - 40
----------------------------------------------------------------------------
1-B-1          WAL (yrs)                                               3.25
               First Payment Date                                 8/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               39 - 40
----------------------------------------------------------------------------
1-B-2          WAL (yrs)                                               3.19
               First Payment Date                                 7/25/2009
               Expected Final Maturity                            9/25/2009
               Window                                               38 - 40
----------------------------------------------------------------------------
1-B-3          WAL (yrs)                                               3.14
               First Payment Date                                 6/25/2009
               Expected Final Maturity                            7/25/2009
               Window                                               37 - 38
----------------------------------------------------------------------------


1. Run using Structuring Assumptions as further described herein


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group        MORGAN STANLEY[LOGO]

--------------------------------------------------------------------------------



                         Senior Schedule of Available Funds and
                 Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         Period          1-A-1 Cap (%)   1-A-2 Cap (%)    1-A-3 Cap (%)   1-A-4 Cap (%)
-----------------------------------------------------------------------------------------
                          Actual/360       Actual/360      Actual/360       Actual/360
           0                   -               -                -               -
           1                 20.16           20.07            20.16           20.26
           2                 20.16           20.07            20.16           20.26
           3                 20.16           20.07            20.16           20.26
           4                 20.15           20.07            20.15           20.20
           5                 19.93           19.93            19.93           19.93
           6                 19.61           19.61            19.61           19.61
           7                 19.42           19.42            19.42           19.42
           8                 19.09           19.09            19.09           19.09
           9                 18.84           18.84            18.84           18.84
          10                 18.83           18.83            18.83           18.83
          11                 18.34           18.34            18.34           18.34
          12                 18.20           18.20            18.20           18.20
          13                 17.88           17.88            17.88           17.88
          14                 17.74           17.74            17.74           17.74
          15                 17.42           17.42            17.42           17.42
          16                 17.20           17.20            17.20           17.20
          17                 17.08           17.08            17.08           17.08
          18                 16.78           16.78            16.78           16.78
          19                 16.67           16.67            16.67           16.67
          20                 16.33           16.33            16.33           16.33
          21                 16.08           16.08            16.08           16.08
          22                 16.11           16.11            16.11           16.11
          23                 15.51           15.51            15.51           15.51
          24                 15.41           15.41            15.41           15.41
          25                 15.11           15.11            15.11           15.11
          26                 15.06           15.06            15.06           15.06
          27                 14.74           14.74            14.74           14.74
          28                 14.57                            14.57           14.57
          29                 14.59                            14.59           14.59
          30                 14.27                            14.27           14.27
          31                 14.27                            14.27           14.27
          32                 13.90                            13.90           13.90
          33                 13.74                            13.74           13.74
          34                 14.05                            14.05           14.05
          35                 12.99                            12.99           12.99
          36                 13.04                            13.04           13.04
          37                 27.23                            27.23           27.23
          38                 13.89                            13.89           13.89
          39                 13.64                            13.64           13.64
          40                 13.53                            13.53           13.53
          41                 13.79                            13.79           13.79
          42                 13.48                            13.48           13.48


-------------------------------------------------------------------------------
(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis
    Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider
(2) Run to maturity assuming 30% CPR, no losses and indices at 20%.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


        Period          1-A-1 Cap (%)   1-A-2 Cap (%)    1-A-3 Cap (%)   1-A-4 Cap (%)
----------------------------------------------------------------------------------------
                         Actual/360       Actual/360      Actual/360       Actual/360
          43                 13.59                            13.59           13.59
          44                 13.29                            13.29           13.29
          45                 13.19                            13.19           13.19
          46                 13.82                            13.82           13.82
          47                 13.15                            13.15           13.15
          48                 13.29                            13.29           13.29
          49                 12.96                            12.96           12.96
          50                 13.09                            13.09           13.09
          51                 12.77                            12.77           12.77
          52                 12.69                            12.69           12.69
          53                 12.85                            12.85           12.85
          54                 12.51                            12.51           12.51
          55                 12.68                            12.68           12.68
          56                 12.34                            12.34           12.34
          57                 12.29                            12.29           12.29
          58                 13.64                            13.64           13.64
          59                 12.06                            12.06           12.06
          60                 12.14                            12.14           12.14
          61                 11.39                            11.39           11.39
          62                 11.78                            11.78           11.78
          63                 11.41                            11.41           11.41
          64                 11.42                            11.42           11.42
          65                 11.82                                            11.82
          66                 11.45                                            11.45
          67                 11.84                                            11.84
          68                 11.47                                            11.47
          69                 11.48                                            11.48
          70                 12.28                                            12.28
          71                 11.50                                            11.50
          72                 11.90                                            11.90
          73                 11.53                                            11.53
          74                 11.92                                            11.92
          75                 11.55                                            11.55
          76                 11.56                                            11.56
          77                 11.96                                            11.96
          78                 11.59                                            11.59
          79                 11.99                                            11.99
          80                 11.62                                            11.62
          81                 11.65                                            11.65
          82                 12.92                                            12.92
          83                 11.80                                            11.80
          84                 12.40                                            12.40
          85                 12.03                                            12.03
          86                 12.45                                            12.45
          87                 12.07                                            12.07
          88                 12.08                                            12.08
          89                 12.51                                            12.51
          90                 12.12                                            12.12
          91                 12.55                                            12.55



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


        Period          1-A-1 Cap (%)   1-A-2 Cap (%)    1-A-3 Cap (%)   1-A-4 Cap (%)
----------------------------------------------------------------------------------------
                         Actual/360       Actual/360      Actual/360       Actual/360
          92                 12.17                                            12.17
          93                 12.19                                            12.19
          94                 13.52                                            13.52
          95                 12.23                                            12.23
          96                 12.66                                            12.66
          97                 12.28                                            12.28
          98                 12.72                                            12.72
          99                 12.33                                            12.33
          100                12.36                                            12.36
          101                12.80                                            12.80
          102                12.41                                            12.41
          103                12.86                                            12.86
          104                12.47                                            12.47
          105                12.50                                            12.50
          106                13.88                                            13.88
          107                12.57                                            12.57
          108                13.02                                            13.02
          109                12.64                                            12.64
          110                13.10                                            13.10
          111                12.71                                            12.71
          112                12.75                                            12.75
          113                13.21                                            13.21
          114                12.83                                            12.83
          115                13.30                                            13.30
          116                12.91                                            12.91
          117                12.96                                            12.96
          118                13.90                                            13.90
          119                13.15                                            13.15
          120                14.19                                            14.19
          121                13.79                                            13.79
          122                14.31                                            14.31
          123                13.90                                            13.90
          124                13.96                                            13.96
          125                14.49                                            14.49
          126                14.10                                            14.10
          127                14.65                                            14.65
          128                14.25                                            14.25
          129                14.34                                            14.34
          130                15.97                                            15.97
          131                14.52                                            14.52
          132                15.10                                            15.10
          133                14.71                                            14.71
          134                15.31                                            15.31
          135                14.92                                            14.92
          136                15.04                                            15.04
          137                15.66                                            15.66
          138                15.28                                            15.28
          139                15.93                                            15.93
          140                15.55                                            15.55



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group    MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


        Period          1-A-1 Cap (%)   1-A-2 Cap (%)    1-A-3 Cap (%)   1-A-4 Cap (%)
---------------------------------------------------------------------------------------
                         Actual/360       Actual/360      Actual/360       Actual/360
          141                15.70                                            15.70
          142                17.55                                            17.55
          143                16.01                                            16.01
          144                16.72                                            16.72
          145                16.36                                            16.36
          146                17.10                                            17.10
          147                16.75                                            16.75
          148                16.96                                            16.96
          149                17.76                                            17.76
          150                17.42                                            17.42
          151                18.26                                            18.26
          152                17.94                                            17.94
          153                18.22                                            18.22
          154                20.51                                            20.51
          155                18.85                                            18.85
          156                19.83                                            19.83
          157                19.56                                            19.56
          158                20.62                                            20.62
          159                20.38                                            20.38
          160                20.85                                            20.85
          161                22.05                                            22.05
          162                21.88                                            21.88
          163                23.22                                            23.22
          164                23.11                                            23.11
          165                23.81                                            23.81
          166                26.27                                            26.27
          167                25.42                                            25.42
          168                27.23                                            27.23
          169                27.40                                            27.40
          170                29.51                                            29.51
          171                29.88                                            29.88
          172                31.36                                            31.36
          173                34.17                                            34.17
          174                35.03                                            35.03
          175                38.56                                            38.56
          176                40.01                                            40.01
          177                43.24                                            43.24
          178                52.22                                            52.22
          179                52.06                                            52.06
          180                60.24                                            60.24
          181                66.53                                            66.53
          182                80.49                                            80.49
          183                94.58                                            94.58
          184               121.47                                            121.47
          185               177.68                                            177.68
          186               301.34                                            301.34
          187                  *                                                *


*For the Interest Accrual Period related to this Distribution Date, the Supplemental Interest Rate Cap Rate would exceed 3,000%.
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------



                                    Subordinate Schedule of Available Funds and
                              Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

             1-M-1       1-M-2      1-M-3        1-M-4      1-M-5        1-M-6    1-B-1        1-B-2     1-B-3
  Period     Cap(%)      Cap(%)     Cap(%)       Cap(%)     Cap(%)      Cap(%)    Cap(%)       Cap(%)    Cap(%)
------------------------------------------------------------------------------------------------------------------
           Actual/360  Actual/360  Actual/360 Actual/360  Actual/360 Actual/360 Actual/360  Actual/360 Actual/360
    0          -           -          -           -         -           -           -             -        -
    1        20.28       20.31       20.32       20.35     20.38        20.46     20.90         21.10    21.95
    2        20.28       20.31       20.32       20.35     20.38        20.46     20.90         21.10    21.95
    3        20.28       20.31       20.32       20.35     20.38        20.46     20.90         21.10    21.95
    4        20.17       20.19       20.19       20.21     20.22        20.27     20.49         20.59    21.02
    5        19.85       19.85       19.85       19.85     19.85        19.85     19.85         19.85    19.85
    6        19.53       19.53       19.53       19.53     19.53        19.53     19.53         19.53    19.53
    7        19.33       19.33       19.33       19.33     19.33        19.33     19.33         19.33    19.33
    8        19.00       19.00       19.00       19.00     19.00        19.00     19.00         19.00    19.00
    9        18.75       18.75       18.75       18.75     18.75        18.75     18.75         18.75    18.75
    10       18.73       18.73       18.73       18.73     18.73        18.73     18.73         18.73    18.73
    11       18.25       18.25       18.25       18.25     18.25        18.25     18.25         18.25    18.25
    12       18.09       18.09       18.09       18.09     18.09        18.09     18.09         18.09    18.09
    13       17.77       17.77       17.77       17.77     17.77        17.77     17.77         17.77    17.77
    14       17.62       17.62       17.62       17.62     17.62        17.62     17.62         17.62    17.62
    15       17.31       17.31       17.31       17.31     17.31        17.31     17.31         17.31    17.31
    16       17.08       17.08       17.08       17.08     17.08        17.08     17.08         17.08    17.08
    17       16.95       16.95       16.95       16.95     16.95        16.95     16.95         16.95    16.95
    18       16.65       16.65       16.65       16.65     16.65        16.65     16.65         16.65    16.65
    19       16.54       16.54       16.54       16.54     16.54        16.54     16.54         16.54    16.54
    20       16.19       16.19       16.19       16.19     16.19        16.19     16.19         16.19    16.19
    21       15.95       15.95       15.95       15.95     15.95        15.95     15.95         15.95    15.95
    22       15.96       15.96       15.96       15.96     15.96        15.96     15.96         15.96    15.96
    23       15.36       15.36       15.36       15.36     15.36        15.36     15.36         15.36    15.36
    24       15.25       15.25       15.25       15.25     15.25        15.25     15.25         15.25    15.25
    25       14.95       14.95       14.95       14.95     14.95        14.95     14.95         14.95    14.95
    26       14.89       14.89       14.89       14.89     14.89        14.89     14.89         14.89    14.89
    27       14.56       14.56       14.56       14.56     14.56        14.56     14.56         14.56    14.56
    28       14.39       14.39       14.39       14.39     14.39        14.39     14.39         14.39    14.39
    29       14.40       14.40       14.40       14.40     14.40        14.40     14.40         14.40    14.40
    30       14.08       14.08       14.08       14.08     14.08        14.08     14.08         14.08    14.08
    31       14.05       14.05       14.05       14.05     14.05        14.05     14.05         14.05    14.05
    32       13.69       13.69       13.69       13.69     13.69        13.69     13.69         13.69    13.69
    33       13.51       13.51       13.51       13.51     13.51        13.51     13.51         13.51    13.51
    34       13.80       13.80       13.80       13.80     13.80        13.80     13.80         13.80    13.80
    35       12.74       12.74       12.74       12.74     12.74        12.74     12.74         12.74    12.74
    36       12.78       12.78       12.78       12.78     12.78        12.78     12.78         12.78    12.78
    37       12.46       12.46       12.46       12.46     12.46        12.46     12.46         12.46    12.46
    38       12.84       12.84       12.84       12.84     12.84        12.84     12.84         12.84    12.84
    39       12.65       12.65       12.65       12.65     12.65        12.65     12.65         12.65    12.65
    40       12.56       12.56       12.56       12.56     12.56        12.56     12.56         12.56    12.56
    41       12.79       12.79       12.79       12.79     12.79        12.79     12.79         12.79    12.79
    42       12.51       12.51       12.51       12.51     12.51        12.51     12.51         12.51    12.51


-------------------------------------------------------------------------------
(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts, Basis
    Risk Carry Forward Amount, including any Net Swap Payments received from the Swap Provider
(2) Run to maturity assuming 30% CPR, no losses and indices at 20%.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


             1-M-1       1-M-2      1-M-3        1-M-4      1-M-5        1-M-6    1-B-1        1-B-2     1-B-3
  Period     Cap(%)      Cap(%)     Cap(%)       Cap(%)     Cap(%)      Cap(%)    Cap(%)       Cap(%)    Cap(%)
------------------------------------------------------------------------------------------------------------------
           Actual/360  Actual/360  Actual/360 Actual/360  Actual/360 Actual/360 Actual/360  Actual/360 Actual/360
    43       12.59       12.59       12.59       12.59     12.59        12.59     12.59         12.59    12.59
    44       12.32       12.32       12.32       12.32     12.32        12.32     12.32         12.32    12.32
    45       12.22       12.22       12.22       12.22     12.22        12.22     12.22         12.22    12.22
    46       12.75       12.75       12.75       12.75     12.75        12.75     12.75         12.75    12.75
    47       12.18       12.18       12.18       12.18     12.18        12.18     12.18         12.18    12.18
    48       12.28       12.28       12.28       12.28     12.28        12.28     12.28         12.28    12.28
    49       11.98       11.98       11.98       11.98     11.98        11.98     11.98         11.98    11.98
    50       12.09       12.09       12.09       12.09     12.09        12.09     12.09         12.09    12.09
    51       11.79       11.79       11.79       11.79     11.79        11.79     11.79         11.79    11.79
    52       11.71       11.71       11.71       11.71     11.71        11.71     11.71         11.71    11.71
    53       11.83       11.83       11.83       11.83     11.83        11.83     11.83         11.83    11.83
    54       11.53       11.53       11.53       11.53     11.53        11.53     11.53         11.53    11.53
    55       11.67       11.67       11.67       11.67     11.67        11.67     11.67         11.67    11.67
    56       11.36       11.36       11.36       11.36     11.36        11.36     11.36         11.36    11.36
    57       11.30       11.30       11.30       11.30     11.30        11.30     11.30         11.30    11.30
    58       12.50       12.50       12.50       12.50     12.50        12.50     12.50         12.50    12.50
    59       11.50       11.50       11.50       11.50     11.50        11.50     11.50         11.50    11.50
    60       11.87       11.87       11.87       11.87     11.87        11.87     11.87         11.87    11.87
    61       11.12       11.12       11.12       11.12     11.12        11.12     11.12         11.12    11.12
    62       11.49       11.49       11.49       11.49     11.49        11.49     11.49         11.49    11.49
    63       11.12       11.12       11.12       11.12     11.12        11.12     11.12         11.12    11.12
    64       11.12       11.12       11.12       11.12     11.12        11.12     11.12         11.12    11.12
    65       11.50       11.50       11.50       11.50     11.50        11.50     11.50         11.50    11.50
    66       11.13       11.13       11.13       11.13     11.13        11.13     11.13         11.13    11.13
    67       11.51       11.51       11.51       11.51     11.51        11.51     11.51         11.51    11.51
    68       11.13       11.13       11.13       11.13     11.13        11.13     11.13         11.13    11.13
    69       11.13       11.13       11.13       11.13     11.13        11.13     11.13         11.13    11.13
    70       11.90       11.90       11.90       11.90     11.90        11.90     11.90         11.90    11.90
    71       11.13       11.13       11.13       11.13     11.13        11.13     11.13         11.13    11.13
    72       11.51       11.51       11.51       11.51     11.51        11.51     11.51         11.51    11.51
    73       11.14       11.14       11.14       11.14     11.14        11.14     11.14         11.14
    74       11.51       11.51       11.51       11.51     11.51        11.51     11.51         11.51
    75       11.14       11.14       11.14       11.14     11.14        11.14     11.14         11.14
    76       11.14       11.14       11.14       11.14     11.14        11.14     11.14         11.14
    77       11.51       11.51       11.51       11.51     11.51        11.51     11.51         11.51
    78       11.14       11.14       11.14       11.14     11.14        11.14     11.14         11.14
    79       11.51       11.51       11.51       11.51     11.51        11.51     11.51         11.51
    80       11.14       11.14       11.14       11.14     11.14        11.14     11.14
    81       11.15       11.15       11.15       11.15     11.15        11.15     11.15
    82       12.35       12.35       12.35       12.35     12.35        12.35     12.35
    83       11.26       11.26       11.26       11.26     11.26        11.26     11.26
    84       11.82       11.82       11.82       11.82     11.82        11.82     11.82
    85       11.46       11.46       11.46       11.46     11.46        11.46     11.46
    86       11.84       11.84       11.84       11.84     11.84        11.84
    87       11.46       11.46       11.46       11.46     11.46        11.46
    88       11.46       11.46       11.46       11.46     11.46        11.46
    89       11.84       11.84       11.84       11.84     11.84        11.84
    90       11.46       11.46       11.46       11.46     11.46        11.46
    91       11.84       11.84       11.84       11.84     11.84        11.84



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


             1-M-1       1-M-2      1-M-3        1-M-4      1-M-5        1-M-6    1-B-1        1-B-2     1-B-3
  Period     Cap(%)      Cap(%)     Cap(%)       Cap(%)     Cap(%)      Cap(%)    Cap(%)       Cap(%)    Cap(%)
------------------------------------------------------------------------------------------------------------------
           Actual/360  Actual/360  Actual/360 Actual/360  Actual/360 Actual/360 Actual/360  Actual/360 Actual/360
    92       11.46       11.46       11.46       11.46     11.46        11.46
    93       11.46       11.46       11.46       11.46     11.46
    94       12.68       12.68       12.68       12.68     12.68
    95       11.46       11.46       11.46       11.46     11.46
    96       11.84       11.84       11.84       11.84     11.84
    97       11.46       11.46       11.46       11.46     11.46
    98       11.84       11.84       11.84       11.84     11.84
    99       11.46       11.46       11.46       11.46
   100       11.46       11.46       11.46       11.46
   101       11.84       11.84       11.84       11.84
   102       11.46       11.46       11.46       11.46
   103       11.84       11.84       11.84       11.84
   104       11.46       11.46       11.46       11.46
   105       11.46       11.46       11.46
   106       12.68       12.68       12.68
   107       11.46       11.46       11.46
   108       11.84       11.84       11.84
   109       11.46       11.46       11.46
   110       11.84       11.84       11.84
   111       11.46       11.46
   112       11.46       11.46
   113       11.84       11.84
   114       11.46       11.46
   115       11.84       11.84
   116       11.46       11.46
   117       11.46       11.46
   118       12.25       12.25
   119       11.54
   120       12.41
   121       12.01
   122       12.41
   123       12.01
   124       12.01


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


                                  Schedule A
                          Interest Rate Swap Schedule
                               Swap Rate: 5.50%

----------------------------------      ---------------------------------
          Swap Schedule                     Swap Schedule Continued
----------------------------------      ---------------------------------

Distribution  Swap       Multiplier    Distribution  Swap     Multiplier
   Date     Notional                       Date     Notional
 6/25/2006  23,533,828.08     10        10/25/2009 2,558,166.04   10
 7/25/2006  22,369,909.74     10        11/25/2009 2,433,491.23   10
 8/25/2006  21,262,666.17     10        12/25/2009 2,314,890.53   10
 9/25/2006  20,209,338.36     10        1/25/2010  2,202,068.11   10
10/25/2006  19,207,301.54     10        2/25/2010  2,090,662.69   10
11/25/2006  18,254,058.73     10        3/25/2010  1,984,635.63   10
12/25/2006  17,347,234.47     10        4/25/2010  1,883,774.50   10
 1/25/2007  16,484,568.91     10        5/25/2010  1,787,827.69   10
 2/25/2007  15,663,912.22     10        6/25/2010  1,696,555.82   10
 3/25/2007  14,883,219.19     10        7/25/2010  1,601,965.63   10
 4/25/2007  14,140,544.18     10        8/25/2010  1,474,878.30   10
 5/25/2007  13,434,036.24     10        9/25/2010  1,366,802.33   10
 6/25/2007  12,761,934.52     10        10/25/2010 1,296,066.19   10
 7/25/2007  12,122,563.88     10        11/25/2010 1,226,636.16   10
 8/25/2007  11,514,330.73     10        12/25/2010 1,138,080.54   10
 9/25/2007  10,935,719.03     10        1/25/2011  1,050,288.75   10
10/25/2007  10,385,286.56     10        2/25/2011    940,040.84   10
11/25/2007   9,861,661.29     10        3/25/2011    472,560.13   10
12/25/2007   9,363,537.99     10        4/25/2011    251,669.89   10
 1/25/2008   8,846,420.92     10        5/25/2011    107,233.15   10
 2/25/2008   8,350,270.19     10        6/25/2011
 2/25/2008   8,350,270.19     10        and
 3/25/2008   7,913,194.28     10        thereafter         0.00    0
 4/25/2008   7,325,869.41     10
 5/25/2008   6,898,029.46     10
 6/25/2008   6,538,278.28     10
 7/25/2008   6,202,036.08     10
 8/25/2008   5,815,716.63     10
 9/25/2008   5,514,661.05     10
10/25/2008   5,217,070.89     10
11/25/2008   4,881,176.59     10
12/25/2008   4,625,634.01     10
 1/25/2009   4,331,146.32     10
 2/25/2009   4,064,076.69     10
 3/25/2009   3,796,166.65     10
 4/25/2009   3,240,823.12     10
 5/25/2009   3,049,767.07     10
 6/25/2009   2,881,267.41     10
 7/25/2009   2,918,548.95     10
 8/25/2009   2,826,997.64     10
 9/25/2009   2,689,225.92     10
----------------------------------      ---------------------------------

------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


Structuring Assumptions

o the Aggregate Loan Group I Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

o no defaults in the payment by mortgagors of principal of and interest on the Aggregate Loan Group I Mortgage Loans are experienced,

o scheduled payments on the Aggregate Loan Group I Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

o the scheduled monthly payment for each Aggregate Loan Group I Mortgage Loans is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Aggregate Loan Group I Mortgage Loans will amortize in amounts sufficient to repay the remaining principal balance of such Aggregate Loan Group I Mortgage Loans by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Aggregate Loan Group I Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

o     the Closing Date of the sale of the Certificates is May 31, 2006,

o neither the Seller nor any Originator is required to repurchase or substitute for any Aggregate Loan Group I Mortgage Loans,

o the levels of the One-Month LIBOR, Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 5.080%, 5.270%, 5.376%, 4.976% respectively,

o the Mortgage Rate on each Aggregate Loan Group I Mortgage Loans with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

o scheduled monthly payments on each Aggregate Loan Group I Mortgage Loans will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Aggregate Loan Group I Mortgage Loans to equal the fully amortizing payment described above, in some cases, following an interest only period, and

o Aggregate Loan Group I consists of [111] Mortgage Loans with the following characteristics


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


                                                                                                         Original         Remaining
                                                      Cut-off                            Current          Term to           Term to
                                                         Date          Current               Net           Stated            Stated
                                 Index              Principal         Mortgage          Mortgage         Maturity          Maturity
Type                              Name            Balance ($)         Rate (%)          Rate (%)         (Months)          (Months)
-----------------------------------------------------------------------------------------------------------------------------------
ARM                      6 Month LIBOR             687,069.81          8.01607           7.64107             360*               359
ARM                       1 Year LIBOR             499,638.11          7.62500           7.25000              360               359
ARM                       1 Year LIBOR           1,398,400.00          7.70874           7.33374              360               359
ARM                       1 Year LIBOR             210,750.00          8.25000           7.87500              360               359
ARM                       1 Year LIBOR             464,000.00          8.00000           7.62500              360               359
ARM                      6 Month LIBOR           1,431,032.15          7.76205           7.38705              360               359
ARM                      6 Month LIBOR             462,802.89          7.50000           7.12500              360               359
ARM                      6 Month LIBOR          11,351,940.00          7.67672           7.30172              360               359
ARM                      6 Month LIBOR           3,481,650.00          7.71599           7.34099              360               358
ARM                      6 Month LIBOR             680,000.00          8.12500           7.75000              360               359
ARM                      6 Month LIBOR           1,624,000.00          7.54002           7.16502              360               359
ARM                      6 Month LIBOR           1,576,250.00          7.62500           7.25000              360               359
ARM                      6 Month LIBOR           1,373,981.25          7.93855           7.56355              360               358
ARM                      6 Month LIBOR             362,721.96          8.24755           7.87255              360               357
ARM                      6 Month LIBOR             546,400.00          6.78496           6.40996              360               356
ARM                      6 Month LIBOR             151,650.00          7.00000           6.62500              360               356
ARM                      6 Month LIBOR             280,000.00          7.25000           6.87500              360               359
ARM                      6 Month LIBOR           3,577,775.27          7.41014           7.03514              360               358
ARM                      6 Month LIBOR             252,150.00          7.37500           7.00000              360               358
ARM                      6 Month LIBOR             327,200.00          7.12500           6.75000              360               358
ARM                      6 Month LIBOR             994,330.00          7.13823           6.76323              360               359
ARM                      6 Month LIBOR             371,250.00          7.37500           7.00000              360               356
ARM                      6 Month LIBOR             216,392.93          7.62500           7.25000              360               356
ARM                      6 Month LIBOR             628,599.77          6.84048           6.46548              360               355
ARM                      6 Month LIBOR             400,000.00          7.12500           6.75000              360               359
ARM                       1 Year LIBOR             341,113.47          7.50000           7.12500              360               356
ARM                       1 Year LIBOR             258,500.00          5.87500           5.50000              360               353
ARM                       1 Year LIBOR           1,595,658.66          5.87435           5.49935              360               350
ARM                       1 Year LIBOR             831,352.66          5.68681           5.31181              360               350
ARM                       1 Year LIBOR             882,600.00          6.57367           6.19867              360               359
ARM                       1 Year LIBOR             451,845.50          6.33278           5.95778              360               352
ARM                      6 Month LIBOR             871,284.58          7.47559           7.10059              360               358
ARM                      6 Month LIBOR           2,243,456.95          7.03457           6.65957              360               357
ARM                      6 Month LIBOR             554,873.34          8.00000           7.62500              360               358
ARM                      6 Month LIBOR             203,843.94          5.37500           5.00000              360               348
ARM                      6 Month LIBOR             135,000.00          7.87500           7.50000              360               360
ARM                      6 Month LIBOR           1,191,750.00          6.44328           6.06828              360               356
ARM                      6 Month LIBOR             949,630.66          8.23248           7.85748              360               355
ARM                      6 Month LIBOR           1,458,256.48          7.27855           6.90355              360               355
ARM                      6 Month LIBOR             462,000.00          9.12500           8.75000              360               357
ARM                      6 Month LIBOR           3,319,722.48          7.61602           7.24102              360               358
ARM                      6 Month LIBOR           1,171,041.00          7.35688           6.98188              360               358
ARM                      6 Month LIBOR           1,755,200.00          6.70881           6.33381              360               358
ARM                      6 Month LIBOR          11,555,097.00          7.13972           6.76472              360               358
ARM                      6 Month LIBOR             486,000.00          5.63066           5.25566              360               343
ARM                      6 Month LIBOR              62,400.00          7.75000           7.37500              360               357
ARM                      6 Month LIBOR             363,160.00          7.50000           7.12500              360               356
ARM                      6 Month LIBOR           2,455,550.00          6.65308           6.27808              360               353
ARM                       1 Year LIBOR             357,948.51          7.12500           6.75000              360               354
ARM                       1 Year LIBOR           1,232,013.28          6.64045           6.39045              360               358
ARM                       1 Year LIBOR           3,414,491.77          6.87547           6.50047              360               356
ARM                       1 Year LIBOR           2,405,890.20          6.27260           5.89760              360               351
ARM                       1 Year LIBOR             598,753.09          7.87500           7.50000              360               358
ARM                       1 Year LIBOR             283,234.07          6.00000           5.62500              360               356
ARM                       1 Year LIBOR             183,759.10          6.37500           6.00000              360               355
ARM                         1 Year CMT           2,721,137.99          6.59257           6.34257              360               359
ARM                       1 Year LIBOR           1,732,999.87          5.96220           5.71220              360               355
ARM                       1 Year LIBOR           1,737,540.25          6.07553           5.70053              360               354



                          Initial           Subsequent                           Maximum          Minimum
                         Periodic             Periodic           Gross          Mortgage         Mortgage          Months to
                             Rate                 Rate          Margin              Rate             Rate          Next Rate
Type                      Cap (%)              Cap (%)             (%)               (%)              (%)         Adjustment
-----------------------------------------------------------------------------------------------------------------------------
ARM                       6.00000              2.00000         3.77190          14.01607          6.61318                 59
ARM                       6.00000              2.00000         2.75000          13.62500          2.75000                119
ARM                       5.00000              2.00000         2.25000          12.70874          2.33152                119
ARM                       6.00000              2.00000         2.75000          14.25000          2.75000                119
ARM                       6.00000              2.00000         2.75000          14.00000          2.75000                119
ARM                       6.00000              2.00000         2.25000          13.76205          2.25000                119
ARM                       6.00000              2.00000         2.25000          13.50000          2.25000                119
ARM                       6.00000              2.00000         2.25000          13.67672          2.25000                119
ARM                       6.00000              2.00000         2.25000          13.71599          2.25000                118
ARM                       6.00000              2.00000         2.75000          14.12500          2.75000                119
ARM                       6.00000              2.00000         2.75000          13.54002          2.75000                119
ARM                       6.00000              2.00000         2.25000          13.62500          2.25000                119
ARM                       2.00000              2.00000         5.00000          13.93855          7.93855                 22
ARM                       2.00000              2.00000         5.00000          14.24755          8.24755                 21
ARM                       2.00000              2.00000         5.00000          12.78496          6.78496                 20
ARM                       2.00000              2.00000         5.00000          13.00000          7.00000                 20
ARM                       3.00000              1.00000         5.00000          13.25000          7.25000                 23
ARM                       2.00000              2.00000         4.92816          13.41014          7.41014                 22
ARM                       2.00000              2.00000         5.00000          13.37500          7.37500                 22
ARM                       2.00000              2.00000         5.00000          13.12500          7.12500                 22
ARM                       2.00000              2.00000         5.00000          13.13823          7.13823                 23
ARM                       3.00000              1.00000         2.25000          12.37500          2.25000                 20
ARM                       3.00000              1.00000         2.25000          11.50000          2.25000                 20
ARM                       3.00000              1.00000         3.00947          11.84048          3.00947                 19
ARM                       6.00000              2.00000         5.00000          13.12500          5.00000                 23
ARM                       2.00000              2.00000         2.25000          13.50000          2.25000                 32
ARM                       3.00000              2.00000         2.75000          11.87500          2.75000                 29
ARM                       6.00000              2.00000         2.25000          11.87435          2.25000                 26
ARM                       6.00000              2.00000         2.25000          11.68681          2.25000                 26
ARM                       2.00000              2.00000         3.25000          12.57367          3.25000                 35
ARM                       6.00000              2.00000         2.25000          12.33278          2.25000                 28
ARM                       2.00000              2.00000         5.00000          13.47559          7.47559                 34
ARM                       2.00000              2.00000         5.00000          13.03457          6.72882                 33
ARM                       3.00000              1.00000         2.75000          11.00000          8.00000                 34
ARM                       5.80000              2.00000         2.25000          11.37500          2.25000                 24
ARM                       6.00000              2.00000         5.00000          13.87500          7.87500                 36
ARM                       6.00000              2.00000         2.25000          12.44328          2.25000                 32
ARM                       2.00000              2.00000         5.00000          14.23248          8.23248                 31
ARM                       2.00000              2.00000         5.00000          13.27855          7.27855                 31
ARM                       3.00000              1.00000         2.75000          12.12500          9.12500                 33
ARM                       2.00000              2.00000         5.00000          13.61602          7.44935                 34
ARM                       2.00000              2.00000         5.00000          13.35688          7.35688                 34
ARM                       2.00000              2.00000         5.00000          12.70881          6.70881                 34
ARM                       2.00000              2.00000         5.00000          13.13972          6.98336                 34
ARM                       3.00000              1.00000         2.25000          11.63066          2.25000                 19
ARM                       3.00000              1.00000         5.00000          12.75000          5.00000                 33
ARM                       3.00000              1.00000         2.25000          12.50000          2.25000                 32
ARM                       6.00000              2.00000         2.25000          12.65308          2.25000                 29
ARM                       3.00000              1.00000         2.50000          13.12500          2.50000                 54
ARM                       5.00000              2.00000         2.25000          11.64045          2.25000                 58
ARM                       5.00000              2.00000         2.26617          11.87547          2.26617                 56
ARM                       6.00000              2.00000         2.27625          12.27260          2.27625                 51
ARM                       6.00000              2.00000         2.25000          13.87500          2.25000                 58
ARM                       6.00000              2.00000         2.25000          12.00000          2.25000                 56
ARM                       6.00000              2.00000         2.25000          12.37500          2.25000                 55
ARM                       5.00000              2.00000         2.25000          11.59257          2.25000                 59
ARM                       5.00000              2.00000         2.25000          10.96220          2.25000                 55
ARM                       5.00000              2.00000         2.43175          11.43902          2.43175                 54



                                Rate             Remaining
                               Reset         Interest-Only
                           Frequency                Period
Type                        (Months)              (Months)        Group
--------------------------------------------------------------------------
ARM                                6                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   119            1
ARM                               12                   119            1
ARM                               12                   119            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   119            1
ARM                                6                   118            1
ARM                                6                   119            1
ARM                                6                   119            1
ARM                                6                   119            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                    56            1
ARM                                6                    56            1
ARM                                6                    59            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   119            1
ARM                                6                   116            1
ARM                                6                   116            1
ARM                                6                   115            1
ARM                                6                   119            1
ARM                               12                   N/A            1
ARM                               12                    29            1
ARM                               12                    26            1
ARM                               12                    26            1
ARM                               12                   119            1
ARM                               12                   112            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                    32            1
ARM                                6                    55            1
ARM                                6                    55            1
ARM                                6                    57            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   103            1
ARM                                6                   117            1
ARM                                6                   116            1
ARM                                6                   113            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                   N/A            1
ARM                               12                    55            1
ARM                               12                    54            1


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


                                                                                                         Original         Remaining
                                                      Cut-off                            Current          Term to           Term to
                                                         Date          Current               Net           Stated            Stated
                                 Index              Principal         Mortgage          Mortgage         Maturity          Maturity
Type                              Name            Balance ($)         Rate (%)          Rate (%)         (Months)          (Months)
-----------------------------------------------------------------------------------------------------------------------------------
ARM                       1 Year LIBOR           5,417,323.24          6.16673           5.79173              360               350
ARM                       1 Year LIBOR             380,000.00          8.37500           8.00000              360               358
ARM                       1 Year LIBOR           1,039,117.45          5.85623           5.48123              360               351
ARM                       1 Year LIBOR             122,400.00          6.87500           6.50000              360               354
ARM                       1 Year LIBOR           6,701,753.07          6.69300           6.44300              360               357
ARM                       1 Year LIBOR          11,362,067.73          6.50148           6.12648              360               358
ARM                       1 Year LIBOR             928,600.00          6.84870           6.47370              360               358
ARM                       1 Year LIBOR           7,355,967.87          6.93123           6.55623              360               357
ARM                       1 Year LIBOR             528,000.00          8.37500           8.00000              360               359
ARM                       1 Year LIBOR             976,999.23          6.69903           6.32403              360               354
ARM                         1 Year CMT          19,413,690.21          6.70007           6.45007              360               359
ARM                      6 Month LIBOR             407,777.08          7.09428           6.71928              360               351
ARM                      6 Month LIBOR           5,727,573.73          7.93327           7.55827              360               356
ARM                      6 Month LIBOR             399,356.62          5.87500           5.50000              360               351
ARM                      6 Month LIBOR           3,052,683.86          7.70290           7.32790              360               357
ARM                      6 Month LIBOR          14,528,888.99          6.97793           6.72793              360               358
ARM                      6 Month LIBOR             304,000.00          6.87500           6.50000              360               358
ARM                      6 Month LIBOR             726,600.00          8.06709           7.69209              360               357
ARM                      6 Month LIBOR             421,190.00          7.98396           7.60896              360               358
ARM                      6 Month LIBOR           1,664,684.00          7.68860           7.31360              360               358
ARM                      6 Month LIBOR             244,000.00          7.50000           7.12500              360               357
ARM                      6 Month LIBOR           9,060,690.00          7.32616           6.95116              360               357
ARM                      6 Month LIBOR             400,000.00          6.62500           6.25000              360               359
ARM                      6 Month LIBOR             186,346.60          6.87500           6.62500              360               355
ARM                      6 Month LIBOR           2,275,439.68          6.43787           6.06287              360               355
ARM                      6 Month LIBOR             636,300.00          6.75000           6.37500              360               359
ARM                      6 Month LIBOR             456,000.00          7.37500           7.00000              360               354
ARM                      6 Month LIBOR             397,991.98          6.50000           6.12500              360               349
ARM                      6 Month LIBOR             493,993.18          6.45659           6.08159              360               349
ARM                      6 Month LIBOR             841,700.00          6.37543           6.00043              360               357
ARM                      6 Month LIBOR             172,800.00          6.12500           5.75000              360               358
ARM                      6 Month LIBOR          23,177,419.81          7.25516           6.88016              360               357
ARM                      6 Month LIBOR           2,257,607.00          7.11764           6.74264              360               358
ARM                      6 Month LIBOR             568,000.00          6.87500           6.50000              360               358
ARM                      6 Month LIBOR             284,000.00          8.69718           8.32218              360               358
ARM                      6 Month LIBOR             300,000.00          6.75000           6.37500              360               353
ARM                      6 Month LIBOR          20,445,055.42          7.27606           6.90106              360               357
ARM                      6 Month LIBOR             245,450.00          6.50000           6.12500              360               358
ARM                       1 Year LIBOR              67,281.79          8.25000           7.87500              360               355
ARM                       1 Year LIBOR           1,475,000.00          7.60381           7.22881              360               358
ARM                       1 Year LIBOR             795,000.00          7.25000           6.87500              360               358
ARM                       1 Year LIBOR             438,700.00          7.37500           7.00000              360               359
ARM                       1 Year LIBOR             487,610.00          7.45713           7.08213              360               356
ARM                      6 Month LIBOR           3,335,799.25          7.26795           6.89295              360               359
ARM                      6 Month LIBOR             636,000.00          7.37500           7.00000              360               360
ARM                      6 Month LIBOR           1,456,800.00          7.55896           7.18396              360               358
ARM                      6 Month LIBOR             536,000.00          7.37500           7.00000              360               358
ARM                      6 Month LIBOR           3,771,000.00          7.36801           6.99301              360               359
ARM                      6 Month LIBOR             451,200.00          7.25000           6.87500              360               358
ARM                      1 Month LIBOR             284,000.00          6.87500           6.50000              360               358
ARM                      6 Month LIBOR           2,240,250.00          5.34813           4.97313              360               353
ARM                      6 Month LIBOR             312,000.00          6.25000           5.87500              360               358
ARM                      6 Month LIBOR             239,200.00          7.12500           6.75000              360               359



                          Initial           Subsequent                           Maximum          Minimum
                         Periodic             Periodic           Gross          Mortgage         Mortgage          Months to
                             Rate                 Rate          Margin              Rate             Rate          Next Rate
Type                      Cap (%)              Cap (%)             (%)               (%)              (%)         Adjustment
-----------------------------------------------------------------------------------------------------------------------------
ARM                       6.00000              2.00000         2.25000          12.16673          2.25000                 50
ARM                       6.00000              2.00000         2.25000          14.37500          2.25000                 58
ARM                       6.00000              2.00000         2.41274          11.85623          2.41274                 51
ARM                       6.00000              2.00000         2.25000          12.87500          2.25000                 54
ARM                       5.00000              2.00000         2.25000          11.69300          2.25000                 57
ARM                       5.00000              2.00000         2.38670          11.50148          2.38670                 58
ARM                       5.00000              2.00000         2.86598          11.84870          2.86598                 58
ARM                       6.00000              2.01104         2.25912          12.93123          2.25912                 57
ARM                       6.00000              2.00000         2.25000          14.37500          2.25000                 59
ARM                       6.00000              2.00000         2.25000          12.69903          2.25000                 54
ARM                       5.00000              2.00000         2.25000          11.70007          2.25000                 59
ARM                       5.00000              1.00000         2.37530          12.09428          2.37530                 51
ARM                       6.00000              1.95703         2.55259          13.93327          6.15598                 56
ARM                       6.00000              1.00000         2.75000          11.87500          2.75000                 51
ARM                       6.00000              2.00000         2.70416          13.70290          7.34512                 57
ARM                       5.00000              1.00000         2.25000          11.97793          2.25000                 58
ARM                       5.00000              1.00000         2.75000          12.87500          6.87500                 58
ARM                       5.00000              1.00000         2.75000          14.06709          8.06709                 57
ARM                       5.00000              1.00000         2.75000          13.98396          7.98396                 58
ARM                       5.00000              1.00000         2.75000          13.54346          7.68860                 58
ARM                       5.00000              1.00000         2.75000          13.50000          7.50000                 57
ARM                       6.00000              2.00000         2.25000          13.32616          2.25000                 57
ARM                       3.00000              1.00000         2.25000          12.62500          2.25000                 59
ARM                       5.00000              2.00000         2.25000          11.87500          2.25000                 55
ARM                       5.00000              1.00000         2.62244          11.43787          2.62244                 55
ARM                       5.00000              1.00000         2.25000          11.75000          2.25000                 59
ARM                       5.00000              1.00000         2.75000          12.37500          2.75000                 54
ARM                       5.00000              1.00000         2.25000          11.50000          2.25000                 49
ARM                       5.00000              1.00000         2.25000          11.45659          2.25000                 49
ARM                       5.00000              1.00000         2.37457          11.37543          2.37457                 57
ARM                       5.00000              1.00000         2.25000          11.12500          2.25000                 58
ARM                       6.00000              1.92458         2.62965          13.25516          4.20005                 57
ARM                       6.00000              2.00000         2.71906          13.11764          3.06020                 58
ARM                       6.00000              2.00000         2.25000          12.87500          2.25000                 58
ARM                       6.00000              2.00000         2.75000          14.69718          8.69718                 58
ARM                       6.00000              2.00000         2.25000          12.75000          2.25000                 53
ARM                       6.00000              1.97773         2.72755          13.27606          5.82936                 57
ARM                       6.00000              2.00000         2.25000          12.50000          2.25000                 58
ARM                       6.00000              2.00000         2.25000          14.25000          2.25000                 79
ARM                       6.00000              2.00000         2.25000          13.60381          2.25000                 82
ARM                       5.00000              2.00000         2.25000          12.25000          2.25000                 82
ARM                       6.00000              2.00000         2.25000          13.37500          2.25000                 83
ARM                       6.00000              2.00000         2.25000          13.45713          2.25000                 80
ARM                       6.00000              2.00000         2.25000          13.26795          2.25000                 83
ARM                       6.00000              2.00000         2.25000          13.37500          2.25000                 84
ARM                       6.00000              2.00000         2.25000          13.55896          2.25000                 82
ARM                       6.00000              2.00000         2.25000          13.37500          2.25000                 82
ARM                       6.00000              2.00000         2.25000          13.36801          2.25000                 83
ARM                       6.00000              2.00000         2.25000          13.25000          2.25000                 82
ARM                       1.00000              1.00000         2.25000          12.87500          2.25000                  1
ARM                       1.00000              1.00000         2.84094          11.22207          2.84094                  5
ARM                       1.00000              1.00000         2.25000          12.25000          2.25000                  4
ARM                       6.00000              2.00000         2.25000          13.12500          2.25000                  5



                                Rate             Remaining
                               Reset         Interest-Only
                           Frequency                Period
Type                        (Months)              (Months)        Group
--------------------------------------------------------------------------
ARM                               12                    50            1
ARM                               12                    58            1
ARM                               12                    51            1
ARM                               12                    54            1
ARM                               12                   117            1
ARM                               12                   118            1
ARM                               12                   118            1
ARM                               12                   117            1
ARM                               12                   119            1
ARM                               12                   114            1
ARM                               12                   119            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                    58            1
ARM                                6                    58            1
ARM                                6                    57            1
ARM                                6                    58            1
ARM                                6                    58            1
ARM                                6                    57            1
ARM                                6                    57            1
ARM                                6                   119            1
ARM                                6                   115            1
ARM                                6                   115            1
ARM                                6                   119            1
ARM                                6                   114            1
ARM                                6                   109            1
ARM                                6                   109            1
ARM                                6                   117            1
ARM                                6                   118            1
ARM                                6                   117            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   113            1
ARM                                6                   117            1
ARM                                6                   118            1
ARM                               12                   N/A            1
ARM                               12                    82            1
ARM                               12                   118            1
ARM                               12                   119            1
ARM                               12                   116            1
ARM                                6                   N/A            1
ARM                                6                   N/A            1
ARM                                6                   118            1
ARM                                6                   118            1
ARM                                6                   119            1
ARM                                6                   118            1
ARM                                1                   118            1
ARM                                6                   113            1
ARM                                6                   118            1
ARM                                6                   119            1


* Balloon Loan, Original Amortization is 480

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------



                  Preliminary Collateral Information for MSM 06-8AR
                              Group 1: Alt-A Collateral
                                   242MM (+/- 10%)



Product Mix                           1%       Short ARMs      66%     5yr ARMs
                                      4%        2yr  ARMs       6%     7yr ARMs
                                      14%      3yr   ARMs      10%    10yr ARMs
GWAC                                  7.08% (+/- .10%)
GWAC Range                            4.375% - 9.25%
NWAC                                  6.73% (+/- .10%)
Floating Rate Index                   0.12% - 1mo LIBOR, 67% - 6mo LIBOR,
                                      24% - 1yr LIBOR, 9% - 1yr CMT
WA Net Margin                         2.40% (+/- .10%)
Cap Structure                         Initial: 5.04% Avg (+/- 5%)
                                      Periodic: 2% (+/- 5%) (Some are 1% semi-annual caps)
                                      Lifetime: 5.69% Avg (+/- 5%)
WA MTR                                59 months (+/-3)
WALA                                  3 month (+/- 3)
Average loan size                     $326,000 (+/- 50k)
Conforming Balance                    49% (+/- 10%)
Max loan size                         $2,000,000
Average LTV                           75% (+/- 10%)
Max Loans > 80 LTV with no MI or      0%
Pledged Assets
Average FICO                          699 (+/- 10 points)
Minimum FICO                          587
Full/Alt documentation                13% (+/- 10%)
Max no documentation                  10%
Interest Only                         86% (+/- 10%)
Owner occupied                        72% (+/- 10%)
Property type                         84% single family detached/PUD (+/- 10%)
Investor properties                   20% (+/- 10%)
Loan purpose                          30% cash-out refinance (+/- 10%)
Prepay penalties                      33% (24% - 3yr) (+/- 10%)
California Concentration              28% (+/- 5%)


Note: All characteristics are preliminary and are subject to the final collateral pool

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

 o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------


default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

"Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, and
(ii) prepayments of principal and liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period.

The model used in this prospectus supplement with respect to the Mortgage Loans assumes a constant prepayment rate ("CPR"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans. 0% CPR assumes no prepayments. No prepayment assumption purports to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. There is no assurance that prepayments of any of the Mortgage Loans will occur at any constant prepayment rate. While it is assumed that each of the Mortgage Loans prepays at the specified percentages of CPR, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual Mortgage Loans which will be delivered to or on behalf of the Trustee and characteristics of the mortgage loans used in preparing the tables.




--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

--------------------------------------------------------------------------------

                                   EXHIBIT 2

        Wachovia Mortgage Corporation Prospectus Supplement Disclosure
        --------------------------------------------------------------

                                  Originator
                                  ----------

Wachovia Mortgage Corporation
-----------------------------

Wachovia Mortgage Corporation ("Wachovia"), a North Carolina corporation, is a subsidiary of Wachovia Bank, National Association ("Wachovia Bank"), which is a wholly-owned subsidiary of Wachovia Corporation, a bank holding corporation. Wachovia and its predecessors have originated mortgage loans since 1964. Wachovia is a nationwide mortgage lender with corporate offices located in Charlotte, North Carolina. In 1964, First Union Corporation ("First Union") acquired Raleigh, North Carolina-based Cameron-Brown Company, a national mortgage banking and insurance firm. In 2002, in connection with the First Union-Wachovia Corporation merger, the mortgage unit of Wachovia Bank was folded into First Union Mortgage Corporation, which then changed its name to Wachovia Mortgage Corporation. In 2004, Wachovia acquired SouthTrust Mortgage Corporation ("STMC") and STMC's prime operations were folded into Wachovia. Wachovia operations include a traditional retail mortgage lending channel ("Retail Lending"), a third party lending channel (including broker and correspondent originations) ("Third Party Lending"), and a direct to consumer lending channel ("Direct Lending"), including internet and corporate relocation programs. Wachovia originates conforming and nonconforming residential mortgage loans as well as home equity loans. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans originated by Wachovia for each of the different "asset types" set forth in the table:


                                                                        2002                                    2003
                                                                        ----                                    ----
                                                                   Aggregate                               Aggregate
                                                                    Original                                Original
                                                                   Principal                               Principal
                                              No. of              Balance of          No. of              Balance of
Asset Type                                     Loans                   Loans           Loans                   Loans
----------                                     -----                   -----           -----                   -----
Prime Fixed-Rate Loans                       106,600         $15,949,151,114         112,733         $18,078,507,949
Prime Adjustable-Rate Loans                   17,867          $5,659,300,909          12,745          $4,081,784,003


                                                                     2004                                  2005
                                                                     ----                                  ----
                                                                Aggregate                             Aggregate
                                                                 Original                              Original
                                                                Principal                             Principal
                                             No. of            Balance of          No. of            Balance of
Asset Type                                    Loans                 Loans           Loans                 Loans
----------                                    -----                 -----           -----                 -----
Prime Fixed-Rate Loans                       60,620        $9,985,186,412          71,891       $13,556,078,594
Prime Adjustable-Rate Loans                  13,668        $4,647,773,851          17,221        $6,448,502,837


Wachovia originates, processes, underwrites, and closes conforming and non-conforming, conventional, FHA and VA loans through its Retail Lending and Direct Lending channels. In addition, Wachovia originates conventional conforming and non-conforming loans as well as government and equity loans through its Third Party Lending channel.
Wachovia is subject to regulation, supervision and examination by the Office of the Comptroller of the Currency and has been approved as a mortgagee and seller/servicer by the Department of Housing and Urban Development, the Veterans Administration, the Government National Mortgage Association, Fannie Mae and Freddie Mac.
Production Sources
Wachovia originates Jumbo A Fixed Rate, Jumbo LIBOR ARM and Jumbo Alt A Fixed Rate/ARM loans through Retail Lending (including Private Banking), Third Party Lending (Wholesale and Correspondent) and Direct Lending (Relocation, Employee loans, Wachovia Securities, Banker Channel and Internet). Retail Lending operates within the footprint of Wachovia Bank, while Third Party Lending and Direct Lending encompass all fifty states.

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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Underwriting Standards

Prime Products
Wachovia manually underwrites every Jumbo A Fixed Rate, Jumbo LIBOR ARM and Jumbo Alt A Fixed Rate/ARM loan and generally follows Fannie Mae guidelines. Wachovia uses Custom Desktop Underwriter to supplement the underwriting of the Jumbo A Fixed Rate and the Jumbo LIBOR ARM loans to ensure the consistent and objective application of risk evaluation; however, income/asset documentation, credit requirements, collateral documentation must be met for each product. Third Party Lending is allowed to use Desktop Underwriter income documentation allowances for the Jumbo A Fixed Rate and Jumbo LIBOR ARM loans. Correspondent loans originated by correspondents with delegated underwriting authority are not re-underwritten prior to purchase; however, loan files are checked for critical documents. Loans originated by correspondents without delegated underwriting authority are underwritten by Wachovia underwriters as well as mortgage insurance company contract underwriters. Retail Lending and Direct Lending loans are underwritten in six centralized service centers primarily by full-time underwriters employed by Wachovia; however, in times of increased volume, contract underwriters from Wachovia approved mortgage insurers are used to underwrite overflow. Wholesale underwriting is performed in centralized service centers located throughout the United States by both full-time and mortgage insurance company contract underwriters who are located both on-site and off-site in the respective mortgage insurance company's facility. Condominiums, PUD's, leaseholds and trusts are reviewed and approved by Specialized Underwriting. The Collateral Review Team, consisting of trained appraisers, is available to assist underwriters with reviews of appraisals on more difficult properties. The Investor Relations team supports underwriters by requesting single loan variances from investors and assisting all production channels with underwriting clarification and oversite. The online Products and Underwriting manual is available to every employee and is updated twice monthly.
Wachovia's non-conforming (jumbo) guidelines are provided to its whole loan investors on an ongoing basis for review and acceptability. Loans are documented generally in accordance with Fannie Mae guidelines. Jumbo LIBOR ARM loans require one full appraisal report (Fannie Mae Forms 1004, 1025 or 1073) for loan amounts up to $1,000,000 and two full appraisal reports for loan amounts greater than $1,000,000. Jumbo A Fixed Rate loans require one full and one desk review for loan amounts greater than $1,000,000 when the property is a primary residence or second home. Investment properties and co-ops require two full appraisal reports for loan amounts greater than $650,000. The borrower's capacity to repay, creditworthiness, source of funds for down payment and the adequacy of the collateral securing the mortgage are evaluated per guidelines stated within the Wachovia Mortgage Corporation online Products and Underwriting Manual. The Jumbo A Fixed Rate and Jumbo LIBOR ARM loans are subject to the following requirements/restrictions:
o Maximum Debt-to-Income ratio 55% (50.01-55% allowed with strong compensating factors only).
o FICO score floor of 620 (640 for ARM loans) with increases based on occupancy, loan amount, transaction type, interest only and documentation features.
o Limits the amount of cash out based on occupancy, Loan-To-Value and loan size.
There is a stated income feature allowed on 1-4 unit owner occupied and 1-unit second home properties for purchase money and rate/term refinance transactions on Jumbo A Fixed Rate loans. A minimum FICO of 700 is required. Borrower must have verified liquid assets of the lesser of 50% of stated annual income or $100,000.
There is a no ratio feature allowed on single family owner occupied and second home properties for purchase money and rate/term refinance transactions on Jumbo LIBOR ARM loans. A minimum FICO of 680 is required. The Jumbo Alt A Fixed/ARM product is subject to the following requirements/restrictions:
o Maximum Debt-to-Income ratio 55% (50.01-55% allowed with strong compensating factors only).
o FICO score floor of 620, but may be adjusted upward for low documentation or higher risk features.
o Full/alternative documentation, as well as Stated Income, No Ratio and NINA features.
Secondary financing is available through the General Banking Group ("GBG") as well as the Wachovia Mortgage Equity division. Exception loans which are originated outside of stated guidelines are available to customers with demonstrated Wachovia relationships and/or strong compensating factors. Exception loans must be approved by exception officers within Wachovia, GBG or the Wealth Management group.
Collateral Evaluation/Appraisers
All jumbo loan products originated through Wachovia require the full Uniform Residential Appraisal Report (Fannie Mae Form 1004 for single-family properties or Fannie Mae Form 1025 for 2-4 family properties or Fannie Mae Form 1073 for all condominiums). The Uniform Residential Appraisal Report (Fannie Mae Form 1004B), Certification and Statement of Limiting Conditions is required on all appraisals as well. Appraisal reports must be ordered by Wachovia. For loans originated by approved Third Party Lending brokers and correspondents the appraisers do not need to be on the Wachovia approved list; however, they must be licensed in the state where they operate. In addition, they may not be on the Wachovia exclusionary list.
Appraisals provided by the borrower or any other interested third party other than Wachovia approved brokers and correspondents are not acceptable. Appraisals cannot be greater

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material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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than 120 days old at closing. Any appraisal older than 120 days must be supported by an update of value by the appraiser or by a new appraisal. Underwriters review appraisals in accordance with stated guidelines. Appraisal guidelines for jumbo loans are generally very similar to appraisal guidelines for conforming loans, i.e., standard Fannie Mae/Freddie Mac guidelines. Appraisals must be ordered from an appraiser who is approved by Wachovia. Underwriters must ensure that the appraisal has been provided by an appraiser on the approved appraiser list and that the appraiser does not appear on either the Wachovia Mortgage Corporation Watch or Suspended Appraiser List. SubPrime Products
Wachovia does not directly originate sub-prime products. To enable Wachovia's correspondent lending channel to bid in bulk format, Wachovia will allow the purchase of sub-prime loans (defined as loan with FICO's less than 625) on a limited basis. All Wachovia correspondents must adhere to Wachovia's underwriting guidelines. Loans are documented generally in accordance with Fannie Mae guidelines and all require a complete re-underwriting by Wachovia prior to purchase. All loans require evidence of the borrower's capacity to repay, creditworthiness, source of funds for down payment and the adequacy of the collateral securing the mortgage. A compliance review, including high cost testing, is performed by Wachovia on every loan prior to purchase.
Sub-prime products are subject to the following requirements/restrictions:
o Maximum Debt-to-Income ratio 50% (debt to income ratio of 50.01 - 55% allowed with strong compensating factors).
o FICO score floor of 580. A maximum cap of 10% is placed on the amount of production allowed for FICO scores between 600-624. A maximum cap of 20% is placed on the amount of production allowed for FICO scores less than 600.
o  Lien position may be one of the following for all eligible real estate:
        o   First lien position (1st mortgage)
        o   Second lien position (2nd mortgage)
        o FICO scores less than 600 are not eligible for a second lien position
o Maximum loan amounts and LTV's are determined by credit grade and lien position.
o Each applicant's credit bureau report is reviewed for the presence of potentially unacceptable credit information to determine whether an applicant's overall credit history meets Wachovia's underwriting guidelines.
o Originations may come from throughout the United States; however, all operations are handled in a centralized operations center located in Charlotte, North Carolina.
The appraisal policy for sub-prime loans is consistent with that of all other Wachovia productio
Wachovia's Servicing Policies and Procedures
Upon boarding of mortgage loans, Wachovia reviews each mortgage loan package for completeness, images the related documents in electronic form and enters mortgage loan information in a software system designed specifically for use by the mortgage lending industry. This software system ensures uniformity of treatment and efficiency of recordkeeping with respect to routine loan servicing procedures, including but not limited to payment application and escrow administration. Wachovia establishes initial contact with each mortgagor with a welcome package communicating necessary information about the administration of such mortgagor's loan. Wachovia maintains this contact with the mortgagor through monthly statements and correspondence providing regulatory information. In connection with its servicing activities, which include collection of principal and interest payments, payment of taxes, insurance and other charges, maintenance of primary mortgage insurance and hazard insurance with qualified insurers, property inspections, loss mitigation, default administration, release and satisfaction of mortgages, preparation of annual statements and reports, Wachovia closely monitors its servicing policies and procedures to prevent defaults under applicable servicing agreements or OCC requirements.

Wachovia maintains escrow accounts for the benefit of mortgagors to pay hazard insurance premiums and taxes. Wachovia provides mortgagors with an analysis of the escrow account activity at least once a year. Wachovia utilizes the services of a vendor to track and ensure that payments are remitted to insurance carriers and tax authorities in a timely manner to minimize costs. In the event the mortgagor does not maintain adequate insurance coverage, Wachovia obtains adequate coverage in accordance with the terms of the loan documents and the related servicing agreement unless otherwise governed by state law. Wachovia administers insurance proceeds with restricted escrow in which the proceeds are held in separate accounts for the benefit of the mortgagors during repair or reconstruction of the collateral until disbursed in accordance with investor guidelines and general industry practice. Upon payment in full of a loan obligation, Wachovia releases excess escrow funds to the related mortgagor within 30 days of receipt of final payment.

In accordance with the applicable servicing agreement, Wachovia begins to work with mortgagors upon the first indication that they are experiencing difficulty meeting their monthly payment obligation. Wachovia contacts mortgagors by phone as an initial

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material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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reminder of a missed payment and makes follow-up phone calls until payment is received or an alternative payment arrangement is reached.

If a mortgage loan goes into bankruptcy, Wachovia monitors the bankruptcy case until it is closed or a lift of stay is granted. If appropriate and if any required consent is obtained, a vendor will proceed on Wachovia's behalf by referring the foreclosure action to a Wachovia-approved attorney licensed in the applicable jurisdiction. Wachovia monitors all referral files until the mortgage loan is reinstated or paid in full or foreclosure is completed.

In accordance with investor and state law guidelines, as well as appropriate mortgage insurance guidelines, if applicable, Wachovia proceeds with foreclosure upon delinquency after all loss mitigation efforts have been exhausted. Upon completion of the foreclosure sale and the placement of the related property in REO status, Wachovia will assign the loan back to the institutional investor if so directed by the applicable guidelines. In accordance with private investor agreements, Wachovia works with sub-contractors to facilitate the sale and disposition of REO property. Additionally, Wachovia files claims under any related primary mortgage insurance policy, seeks deficiency judgments where permitted under law and extends recovery efforts on behalf of the investor.

Vendors provide a variety of services to Wachovia, including the provision of software, call centers, loan status tracking required to obtain escrow information, and payment processing. Wachovia maintains a process of thorough review and due diligence for any vendor who performs mortgage loan administration activities. Each vendor must execute a services agreement with Wachovia and provide a relationship manager for direct contact with Wachovia in order for Wachovia to closely monitor such vendor's performance under such agreement. Wachovia maintains a fidelity errors and omissions policy for its loan servicing operations and requires that any vendor engaging in loan administration activities on behalf of Wachovia maintains equivalent coverage as required under the applicable servicing agreement.
There have been no material changes in Wachovia's servicing policies and procedures in the past three years, other than changes mandated by federal or state laws, or investor guidelines. Servicing adjustments that may affect only a segment of the portfolio involved specific assistance for customers affected by disasters such as Hurricane Katrina, or those called to active duty by the President. The changes to servicing procedures involved temporary adjustment of interest rates and/or forbearance on collection activity and credit reporting upon request by the customer for assistance and proof of qualification for such assistance.

Prior Securitizations

During the three (3) years preceding the date of this Preliminary Termsheet, none of the residential mortgage loan securitization portfolios serviced by Wachovia have experienced servicing events of default, termination triggers or early amortization events due to Wachovia's servicing activities. Wachovia has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or the application of a servicing performance test or trigger. During such time, Wachovia has neither failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material noncompliance with the servicing criteria applicable to any such securitization.


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material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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                                   EXHIBIT 3

GMAC Mortgage Corporation

The Sponsor has contracted with GMAC to service the Mortgage Loans owned by the Issuing Entity respect to which the Sponsor owns the servicing rights (the "Sponsor Servicing Rights Mortgage Loans"). GMAC did not originate any of the Sponsor Servicing Rights Mortgage Loans. The Sponsor has the right to terminate GMAC as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party as described in "Servicing of the Mortgage Loans -Seller's Retention of Servicing Rights" in this prospectus supplement.

General. GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.




                       ---------------------------------
                      |                                 |
                      |                                 |
                      |   General Motors Corporation    |
                      |                                 |
                      |                                 |
                      |                |                |
                       ---------------------------------
                                       |
                                       |
                       ---------------------------------
                      |                                 |
                      |                                 |
                      |    General Motors Acceptance    |
                      |           Corporation           |
                      |             (GMAC)              |
                      |                |                |
                       ---------------------------------
                                       |
                                       |
                       ---------------------------------
                      |                                 |
                      |                                 |
                      | Residential Capital Corporation |
                      |            (ResCap)             |
                      |                                 |
                      |                |                |
                       ---------------------------------
                                       |
                                       |
                       ---------------------------------
                      |                                 |
                           GMAC Mortgage Corporation
                      |                                 |
                      |                                 |
                       ---------------------------------

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material.
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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans General Motors Corporation General Motors Acceptance Corporation (GMAC) Residential Capital Corporation (ResCap) GMAC Mortgage Corporationfor the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $186.4 billion, $32.4 billion, $18.1 billion and $13.0 billion during the year ended December 31, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.



                            GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
                                                                 For the Year Ended December 31,
                                         -----------------------------------------------------------------------------------
                                                   2005                2004                 2003                 2002
                                         -------------------    ------------------   ------------------   ------------------
Prime Conforming Mortgage Loans
------------------------------------
No. of Loans                                    1,392,870            1,323,249           1,308,284            1,418,843
Dollar Amount of Loans                           $186,364            $165,521             $153,601             $150,421
Percentage Change from Prior Year                 12.59%               7.76%               2.11%                 N/A

Prime Non-Conforming Mortgage Loans
------------------------------------
No. of Loans                                      69,488              53,119               34,041               36,225
Dollar Amount of Loans                           $32,385              $23,604             $13,937              $12,543
Percentage Change from Prior Year                 37.20%              69.36%               11.12%                N/A

Government Mortgage Loans
------------------------------------
No. of Loans                                     181,679              191,844             191,023              230,085
Dollar Amount of Loans                           $18,098              $18,328             $17,594              $21,174
Percentage Change from Prior Year                 -1.25%               4.17%              -16.91%                N/A

Second Lien Mortgage Loans
------------------------------------
No. of Loans                                     392,261              350,334             282,128              261,416
Dollar Amount of Loans                           $13,034              $10,374              $7,023               $6,666
Percentage Change from Prior Year                 25.64%              47.71%               5.36%                 N/A

Total Mortgage Loans Serviced
------------------------------------
No. of Loans                                    2,036,298            1,918,546           1,815,476            1,946,569
Dollar Amount of Loans                           $249,881            $217,827             $192,155             $190,804
Percentage Change from Prior Year                 14.72%              13.36%               0.71%                 N/A


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MORGAN STANLEY                                                     May 18, 2006
Securitized Products Group       MORGAN STANLEY [LOGO]

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This material was prepared by sales, trading, banking or other non-research
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subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
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This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an
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Actual events may differ from those assumed and changes to any assumptions may
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In the UK, this communication is directed in the UK to those persons who are
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